UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Orange County Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Orange County Bancorp, Inc.
212 Dolson Avenue
Middletown, New York 10940
(845) 341-5000
April 14, 2023
Dear Fellow Stockholder:
The 2023 Annual Meeting of Stockholders of Orange County Bancorp, Inc. (the “Company”) will be held at the main office of the Company located at 212 Dolson Avenue, Middletown, New York on Tuesday, May 23, 2023, at 2:00 p.m., Eastern time.
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the annual meeting. During the annual meeting we will also report on the operations of the Company. Also enclosed for your review is our Form 10-K and Annual Report for the year ended December 31, 2022, which contains information concerning our activities and operating performance. Our directors and officers, as well as a representative of our independent registered public accounting firm, are expected to be present at the annual meeting to respond to any questions that stockholders may have.
The business to be conducted at the annual meeting consists of the election of directors, the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2023, and approval of the Orange County Bancorp, Inc. 2023 Equity Incentive Plan. The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each of the nominees for director, “FOR” approval of the Orange County Bancorp, Inc. 2023 Equity Incentive Plan and “FOR” the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.
Your vote is important, regardless of the number of shares you own and whether you plan to attend the annual meeting. I encourage you to read the attached proxy statement carefully and vote your shares as promptly as possible because a failure to obtain a sufficient number of votes could cause a delay in the annual meeting and result in additional expense to the Company. Voting in advance will not prevent you from attending the meeting and voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.
You can vote by telephone by calling 1-800-652-VOTE (8683) or online at www.envisionreports.com/OBT. You can also complete and sign the enclosed proxy card and return it to the Company’s transfer agent, Computershare. Our Proxy Statement, 2022 Form 10-K and the 2022 Annual Report are also available at www.envisionreports.com/OBT.
Sincerely,
/s/ Jonathan Rouis
Jonathan Rouis
Chairman of the Board

Orange County Bancorp, Inc.
212 Dolson Avenue
Middletown, New York 10940
(845) 341-5000
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 23, 2023
Notice is hereby given that the 2023 Annual Meeting of Stockholders of Orange County Bancorp, Inc. (the “Company”) will be held at the main office of the Company located at 212 Dolson Avenue, Middletown, New York on Tuesday, May 23, 2023 at 2:00 p.m., Eastern time.
A Proxy Card and Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:
1.
the election of four directors;

2.
the approval of the Orange County Bancorp, Inc. 2023 Equity Incentive Plan;

3.
the ratification of the appointment of Crowe LLP as independent registered public accounting firm for the year ending December 31, 2023; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.
Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on April 3, 2023 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.
EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ALTERNATIVELY, YOU WILL BE ABLE TO RECORD YOUR VOTE BY TELEPHONE OR BY INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF ORANGE COUNTY BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.
By Order of the Board of Directors
/s/ Jennifer Staub
Jennifer Staub
Corporate Secretary
Middletown, New York
April 14, 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, FORM 10-K AND ORANGE COUNTY BANCORP, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2022 ARE EACH AVAILABLE ON THE INTERNET AT WWW.ENVISIONREPORTS.COM/OBT.

PROXY STATEMENT
Orange County Bancorp, Inc.
212 Dolson Avenue
Middletown, New York 10940
(845) 341-5000
ANNUAL MEETING OF STOCKHOLDERS
May 23, 2023
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Orange County Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders, which will be held at the main office of the Company located at 212 Dolson Avenue, Middletown, New York on Tuesday, May 23, 2023 at 2:00 p.m., Eastern time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 14, 2023.
REVOCATION OF PROXIES
Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Alternatively, you will be able to record your vote more quickly if you choose to vote by telephone or by Internet by following the instructions on the proxy card. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of each of the nominees for director named herein, “FOR” approval of the Orange County Bancorp, Inc. 2023 Equity Incentive Plan and “FOR” the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2023.
Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of the Company at the address shown above, by filing a duly executed proxy bearing a later date, by following the instructions to submit your proxy via the Internet or telephone on the enclosed proxy card, or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.
If you have any questions about giving your proxy or require assistance, please contact Computershare Shareholder Services at 1-800-368-5948. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.
SOLICITATION OF PROXIES; EXPENSES
We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. We have retained Georgeson LLC to assist us in soliciting proxies, and have agreed to pay Georgeson LLC a fee of $8,500 plus reasonable expenses for these services.

VOTING SECURITIES AND PRINCIPAL HOLDERS
Except as otherwise noted below, holders of record of the Company’s common stock, par value $0.50 per share, as of the close of business on April 3, 2023 are entitled to one vote for each share then held. As of April 3, 2023, there were 5,642,789 shares of common stock issued and outstanding.
Principal Holders
Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of April 3, 2023, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 212 Dolson Avenue, Middletown, New York 10940.
	Shares of Common Stock Beneficially Owned as of the Record Date(1)	Percent of Shares of Common Stock Outstanding(2)	RSUs(3)
Persons Owning Greater than 5%
The Banc Funds Company, L.L.C. BANC FUND X L.P. TBFC Financial Technologies Fund L.P. BANC FUND IX L.P.
20 North Wacker, Suite 3300 Chicago, Illinois 60606	488,069(4)	8.7%
Wellington Management Group LLP Wellington Group Holdings LLP Wellington Investment Advisors Holdings LLP Wellington Management Company LLP
280 Congress Street Boston, MA 02210	361,234(5)	6.4%
Robert W. Morrison
35 Front Jacques Street, Apt #2 Somerville, MA 02145	327,092(6)	5.8%
Directors
Michael J. Gilfeather	36,073(7)	*	9,422
Louis Heimbach	59,605(8)	1.1%	―
Gregory F. Holcombe	87,464(9)	1.6%	―
Kevin J. Keane	14,762(10)	*	―
Marianna R. Kennedy	1,095(11)	*	―
Susan G. Metzger	9,598(12)	*	―
William D. Morrison	56,000(13)	1.0%	―
Jonathan F. Rouis	5,134(14)	*	―
Richard B. Rowley	273,412(15)	4.8%	―
Terry R. Saturno	21,251(16)	*	―
Gustave J. Scacco	1,927(17)	*	1,333

	Shares of Common Stock Beneficially Owned as of the Record Date(1)	Percent of Shares of Common Stock Outstanding(2)	RSUs(3)
Executive Officers who are not Directors
Michael J. Coulter	5,929(18)	*	4,264
Joseph A. Ruhl	9,278(19)	*	4,461
Gregory Sousa	2,102(20)	*	4,688
David Dineen	169(21)	*	2,153
Elizabeth Jones	334	*	1,584
Michael Lesler	1,094(22)	*	2,130
Michael Listner	605(23)	*	2,730
Stephen Rooney	―	*	3,485
Frank Skuthan	5,683(24)	*	1,384
All directors and executive officers as a group (20 persons)	591,513	10.5%	37,634

*
Less than 1%.

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Orange County Bancorp, Inc. common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from April 3, 2023. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of Orange County Bancorp, Inc. common stock.

(2)
Based on a total of 5,642,789 shares of common stock outstanding as of April 3, 2023.

(3)
The RSUs will settle in shares of the Company’s common stock. All awards vest in approximately 33% increments on the first, second and third anniversary of the date of grant. Until vesting, these Executive Officers neither have the right to vote, nor the right to dispose of these RSUs. The RSUs also includes 3,626 restricted stock units which become payable to Mr. Gilfeather upon his separation of service as an executive.

(4)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 7, 2023 reporting sole voting and dispositive power over 194,940 shares by Banc Fund X L.P. and sole voting and dispositive power over 293,129 shares by Banc Fund IX L.P.

(5)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 6, 2023 reporting shared voting and dispositive power over 361,234 shares by Wellington Management Group LLP, shared voting and dispositive power over 361,234 shares by Wellington Group Holdings LLP, shared voting and dispositive power over 361,234 shares by Wellington Investment Advisors Holdings LLP and shared voting and dispositive power over 361,234 shares by Wellington Management Company LLP.

(6)
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2022 reporting sole voting and dispositive power over all 327,092 shares by Robert W. Morrison.

(7)
Includes 7,700 shares in an IRA and 1,012 shares of unvested restricted stock.

(8)
Includes 3,148 shares in an IRA and 2,800 restricted stock units which are settled in shares of Company common stock upon separation from service. Mr. Heimbach has shared voting and investment power over 52,862 shares.

(9)
Includes 7,460 shares are held by a Foundation, 34,720 shares are held by an LLC, 6,027 shares are held by a Trust, and 2,300 restricted stock units which are settled in shares of Company common stock upon separation from service. Mr. Holcombe has shared voting and investment power over 31,679 shares.

(10)
Includes 2,900 shares are held by a Partnership and 300 restricted stock units which are settled in shares of Company common stock upon separation from service.

(11)
Includes 300 restricted stock units which are settled in shares of Company common stock upon separation from service.

(12)
Includes 2,500 shares in an IRA and 2,300 restricted stock units which are settled in shares of Company common stock upon separation from service.

(13)
Includes 5,466 shares in an IRA, 162 shares in a Roth IRA, and 2,300 restricted stock units which are settled in shares of Company common stock upon separation from service.

(14)
Includes 2,300 restricted stock units which are settled in shares of Company common stock upon separation from service.

(15)
Includes 2,300 restricted stock units which are settled in shares of Company common stock upon separation from service.

(16)
Includes 16,511 shares in an IRA and 2,300 restricted stock units which are settled in shares of Company common stock upon separation from service. Ms. Saturno has shared voting and investment power over 560 shares.

(17)
Mr. Scacco has shared voting and investment power over 1,000 shares.

(18)
Includes 1,000 shares in an IRA, 379 shares of unvested restricted stock, and 789 shares held in the 401(k).

(19)
Includes 414 shares of unvested restricted stock.

(20)
Includes 351 shares of unvested restricted stock and 1,043 shares held in the 401(k).

(21)
Includes 169 shares held in the 401(k).

(22)
Includes 1,000 shares in an IRA and 94 shares held in the 401(k).

(23)
Includes 230 shares of unvested restricted stock.

(24)
Includes 3,700 shares in an IRA and 560 shares held in the 401(k).

Quorum
The presence in person or by proxy of holders of a majority of the total number of issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.
Effect of Not Casting Your Vote
If you hold your shares in “street name,” you are considered the beneficial owner of your shares and your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors or approval of the Orange County Bancorp, Inc. 2023 Equity Incentive Plan. Current regulations restrict the ability of your bank, broker or other holder of record to vote your shares in the election of directors, approval of an equity incentive plan and certain other matters on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote in the election of directors or approval of the Orange County Bancorp, Inc. 2023 Equity Incentive Plan, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank, broker or other holder of record, however, does continue to have discretion to vote any shares for which you do not provide instructions on how to vote on the ratification of the appointment of the independent registered public accounting firm. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

Votes Required
As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.
As to the approval of the Orange County Bancorp, Inc. 2023 Equity Incentive Plan, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such approval. The approval of this matter shall be determined by a majority of the votes cast at the annual meeting, without regard to proxies marked ABSTAIN or broker non-votes.
As to the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2023, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes cast at the annual meeting, without regard to proxies marked ABSTAIN or broker non-votes.
Participants in the Orange County Bancorp, Inc. 401(k) Plan
If you participate in the Orange County Bancorp, Inc. 401(k) Plan, as amended (the “401(k)”), you will receive a proxy card that allows you to direct the trustee of the 401(k) how to vote the shares of common stock credited to your 401(k) account. Under the terms of the 401(k), the 401(k) trustee votes all shares held by the 401(k), but each 401(k) participant may direct the trustee how to vote the proportionate interest of shares of our common stock credited to his or her account. The 401(k) trustee, subject to the exercise of its fiduciary responsibilities, will vote all shares held in the 401(k) Trust for which a participant has voted to abstain or for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of 401(k) participants.
In order for your voting instructions to be timely, the 401(k) trustee must receive your proxy card by 11:59 p.m. Eastern time on May 19, 2023.

PROPOSAL I — ELECTION OF DIRECTORS
Our Board of Directors is comprised of eleven members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Four directors have been nominated for election at the annual meeting. The Board of Directors has nominated Michael J. Gilfeather, Richard B. Rowley and Marianna R. Kennedy, each to serve as a director for a three-year term, and Gustave J. Scacco, to serve as a director for a one-year term and until each of their respective successors shall have been elected and qualified. Messrs. Gilfeather, Rowley, and Scacco and Ms. Kennedy are currently directors of the Company, and each nominee has agreed to serve as a director if elected.
The following sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of April 3, 2023, and term as a director includes service with Orange Bank & Trust Company (the “Bank”) prior to the incorporation of the Company.
Directors
The nominees for director for a term ending in 2026 are:
Michael J. Gilfeather.   Mr. Gilfeather has been President and Chief Executive Officer of the Company and the Bank since April 2014. Mr. Gilfeather also serves as a director of the Company, the Bank and Hudson Valley Investment Advisors, Inc. (“HVIA”). Mr. Gilfeather began his banking career with The Bank of New York and was the Division Head responsible for all retail banking in Manhattan. He was later an Executive Vice President and Chief Administrative Officer at Hudson Valley Bank overseeing all Branch Banking, Trust and Human Resources. Mr. Gilfeather’s outside board responsibilities include the Chairman of the New York Bankers Association. In 2022 he concluded his chairmanship of the Orange County Partnership, an economic development organization, where he served for three years and remains on the executive committee. He was previously on the boards of the Orange Regional Hospital Foundation, the Orange County Chamber of Commerce and United Way of Orange & Dutchess Counties. Mr. Gilfeather has a Bachelor of Science degree in Psychology from Union College and a Master of Business Administration degree from Pace University. Mr. Gilfeather’s extensive knowledge of the banking industry and strong leadership skills provides the Board with invaluable insight and guidance into the business and regulatory requirements of today’s banking environment. Age 65. Director since 2014.
Marianna R. Kennedy.   Ms. Kennedy is a practicing attorney and partner at Drake Loeb PLLC, a distinguished law firm in the Hudson Valley. She has concentrated her practice on business and financial transactions. She represents regional and national businesses primarily in matters involving acquisitions, sales and mergers, commercial contracts, succession planning, commercial borrowing, and leasing. Ms. Kennedy currently serves as a member of the Board of Directors of the SUNY Orange Foundation and is a member of its Executive Committee. Ms. Kennedy is a current and past member of numerous boards many of which she served in leadership positions. Ms. Kennedy graduated magna cum laude from Pace University School of Law. Ms. Kennedy’s experience as a partner in a law firm, and her transactional experience and involvement in business and civic organizations in the communities served by the Company and its affiliates, provide the Board of Directors of the Company with valuable insight. Age 59. Director since 2022.
Richard B. Rowley.   Mr. Rowley is President of Libertyville Capital Group and Rowley Development Corp. Mr. Rowley is also the former CEO and owner of Rowley Building Products and Window Tech. He has a Bachelor of Arts degree from Susquehanna University and Diplomas in British History, Politics, and Fine Arts from University College, Oxford England. Mr. Rowley is a prominent regional philanthropist whose accomplishments include the Rowley Birthing Center at the Orange Regional Medical Center and the Rowley Engineering and Science Building on the Middletown Campus of Orange County Community College. Mr. Rowley is a current and past member of numerous boards many of which he served in leadership positions. Mr. Rowley’s extensive business experience and community involvement provides the Board of Directors of the Company and its affiliates with insight into the economic and business trends in our market area. Age 68. Director since 2009.
The nominee for director for a term ending in 2024 is:
Gustave “Gus” J. Scacco.   Mr. Scacco has served as Chief Executive Officer and Chief Investment Officer of HVIA since 2015 and Chief Investment Officer of the Company since 2020. Mr. Scacco has 35 years of experience in the finance and investment industry and holds a Bachelor of Business Administration degree in Management from Adelphi University and a Master of Business Administration degree in Finance from Hofstra University’s Frank Zarb School of Business. Mr. Scacco previously was a Partner at Angelo Gordon Asset Management where as a portfolio manager was part of a team that managed over $3.5 billion in assets. Prior positions included co-managing Morgan Stanley’s Capital Growth Fund, and was an equity analyst and COO at Tiger Management’s Tiger Shark fund. He is involved in the community as a board member for various state and local not for profit organizations. Mr. Scacco is a member of the Economics Club of New York and the New York State Society of Certified Public Accountants and is a frequent guest on FOX Business News and quoted in various business publications. As Chief Executive Officer of HVIA and Chief Investment Officer of the Company and HVIA, Mr. Scacco brings knowledge of the wealth management industry and the operations of HVIA and to the Board of Directors of the Company. Age 61. Director since 2018.
The Board of Directors recommends a vote “FOR” each of the nominees for director.
The following directors have terms ending in 2024:
Louis Heimbach.   Mr. Heimbach is the former Chairman of the Board of Directors of the Company. Mr. Heimbach joined Sterling Forest LLC, a subsidiary of Zurich Insurance, as President in January 1990, was appointed Chairman, President and CEO in August 1994 and retired in July 2014. Prior to that, he served 12 years as County Executive of the County of Orange. Prior to his election as County Executive, Mr. Heimbach served three terms as Supervisor of the Town of Wallkill. He has Bachelor of Science degree and a Master of Business Administration degree from Cornell University. Currently, Mr. Heimbach serves on the board of directors or as an officer of numerous community and government organizations. Mr. Heimbach’s business and public policy experience, community service and strong knowledge of the business climate of the New York Hudson Valley region brings to the Board of Directors of the Company extensive insight into the customers who live in our market area and into the economic developments affecting our market area. Age 88. Director since 1990.
Gregory F. Holcombe.   Mr. Holcombe is a builder, owner and manager of multi-family and mixed-use properties in lower Westchester County, New York. From 1995 to 2006, Mr. Holcombe served as Vice President of Supply Chain Development for Precision Valve Corporation. Mr. Holcombe served as a director of Hudson Valley Holding Corp. and Hudson Valley Bank from 1999 to 2015. Mr. Holcombe received a Bachelor of Arts degree in Latin American Studies and International Marketing from Tulane University and has served and continues to serve on the boards of directors of several corporate and community organizations. Mr. Holcombe’s prior bank board service, along with his skills in driving company performance and knowledge of our local community will assist us as we continue to grow. Age 61. Director since 2017.
Terry R. Saturno.   Ms. Saturno joined the Bank in 1970 and retired as the Bank and Company President and Chief Executive in 2014 and continues to serve on both Boards of Directors. Ms. Saturno has over 45 years of service with the Company and its affiliates. Ms. Saturno is a graduate of Orange County Community College and Stonier Graduate School of Banking. She is a member or former member of the boards of directors of several community and charitable organizations. Ms. Saturno’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which we serve affords our Board of Directors valuable insight regarding our business and operations. Age 72. Director since 2004.

The following directors have terms ending in 2025:
Kevin J. Keane.   Mr. Keane is the Managing Partner for PKF O’Connor Davies, the nation’s 26th largest accounting and advisory firm. With more than 30 years’ experience, Mr. Keane is recognized for delivering outstanding accounting and business advisory services and exceptional client experiences to the high-net-worth and family-owned companies in the manufacturing, distribution, real estate, construction industries and more. Mr. Keane is a supporter of various charities and an active participant on boards of directors and finance committees for many area nonprofit organizations and clubs, including the Westchester Community College Foundation, the John A. Coleman School of the Elizabeth Seton Pediatric Center, Lititz Watch Technicum and the Irish Arts Center. He is also the Chairman of the Board of Trustees for his alma mater, Archbishop Stepinac High School. Mr. Keane was a founder of The Westchester Bank and served on the board of directors of the bank until the bank was acquired in 2021. Mr. Keane is a graduate of the State University of New York at Albany and earned his Master of Business Administration degree in corporate finance from Pace University. Mr. Keane’s expertise in accounting and business advisory services as well as his local and regional community involvement are valuable assets to the Board of Directors of the Company. Age 66. Director since 2022.
William D. Morrison.   Mr. Morrison is an independent insurance professional and served for 23 years as a senior account executive in commercial insurance with Marshall & Sterling Insurance Company. He has a Bachelor of Science in Business Administration degree from Marist College. Mr. Morrison is a current or past board member of several community, corporate and charitable organizations. Mr. Morrison’s work experience provides the Board of Directors of the Company with strong insight into budgeting and financial strategy. Age 67. Director since 2004.
Jonathan F. Rouis, CPA.   Mr. Rouis serves as our Chairman of the Board. Mr. Rouis is a Partner at RBT CPAs, an accounting, auditing, tax and consulting firm and the former managing partner at Rouis & Company LLC CPAs. Mr. Rouis served on the Sullivan County Legislature and served as its Chairman. He has a Bachelor of Business Administration degree in Accounting from St. Bonaventure University. Mr. Rouis is a member or past member of several professional and community organizations, including serving on the Greater Hudson Valley Health Systems board of directors. Mr. Rouis’ expertise in accounting and corporate management and his community involvement are valuable assets to the board. Age 51. Director since 2018.
Retiring Director
Susan G. Metzger, Ph.D.   Ms. Metzger retired in 2007 after 30 years of experience in environmental sciences. She is a former principal of Lawler, Matusky & Skelly Engineers LLP, and senior consultant to HDR Engineers, Inc. She has a Doctor of Philosophy in Zoology from the State University of New York at Albany, a Master of Science degree in Public Administration from New York University and a Bachelor of Arts degree in Biology from Hood College. Ms. Metzger previously served on the board of the New York Metropolitan Transportation Authority and currently serves on the board or as an officer of several professional and community organizations. Ms. Metzger’s environmental sciences and business background provides the Board of Directors of the Company with broad and unique perspective on the challenges facing our organization and our business and operations. Age 78. Director since 2007.
Executive Officers Who are Not Directors
Michael J. Coulter.   Mr. Coulter joined the Bank in 2017 as Senior Vice President and Chief Lending Officer and was promoted to Executive Vice President and Chief Lending Officer in February 2019. Mr. Coulter has over 35 years of experience in the banking industry. Prior to joining the Bank, Mr. Coulter previously worked at Metropolitan Bank, BBVA Compass Bank, Sun National Bank, Citizens and Key Bank — all in the greater New York City and Hudson Valley markets. Mr. Coulter has a degree in Business Administration from the State University of New York Orange and also attended the State University of New York at New Paltz. Age 66.
Joseph A. Ruhl.   Mr. Ruhl joined the Bank in 2015 to lead the commercial business expansion into Westchester County and currently serves as Executive Vice President, Regional President for Westchester. Mr. Ruhl spent the first part of his career as a practicing attorney until joining Hudson Valley Bank over

20 years ago as First Senior Vice President and Division Executive in charge of its Legal Services Division. Mr. Ruhl has a Juris Doctor from Pace University School of Law and a Bachelor degree from Fordham University. Mr. Ruhl is active in many civic and charitable causes in the Company’s market area. Mr. Ruhl currently serves as the President of the Board of the St. Philip the Apostle Foundation, a member of the board of directors of the Westchester County Bar Foundation, an advisory board member of the paralegal program at Mercy College, and the Secretary of the Italian American Forum. Mr. Ruhl is an active member of various bar associations, a Director of the Columbian Lawyers Association of Westchester County, and a frequent lecturer on business management, ethics and attorney banking issues. Age 57.
Gregory Sousa.   Mr. Sousa joined the Bank in 2015 as Vice President and Senior Relationship Manager developing deposit and lending businesses as the Bank built out its Rockland and Westchester markets. In 2017, he was promoted to 1st Vice President and given the added responsibility of leading business development efforts for all Orange and Rockland branches. In recognition of his impact on both fronts, he was promoted to Senior Vice President in 2018, adding responsibility for Marketing and Product Development initiatives to his portfolio. In 2020, Mr. Sousa was promoted to Executive Vice President, Chief Commercial Banking Officer. Mr. Sousa has over 20 years of experience in the banking industry. Prior to joining the Bank, Mr. Sousa previously worked at Union State Bank and TD/Commerce Bank. Mr. Sousa has a Bachelor degree in Economics from the State University of New York at Binghamton. Mr. Sousa has also been recognized as one of Rockland County’s “Forty Under 40,” is a graduate of Leadership Rockland and a graduate of ABA Stonier Graduate School of Banking, earning his Wharton Leadership Certificate in 2015. Age 43.
David P. Dineen.   Mr. Dineen joined the Company and the Bank in March 2022 and currently serves as the Senior Vice President, Director of Wealth Services. Mr. Dineen oversees the Company’s Orange Wealth Management Program which consists of investment services provided through HVIA and trust and private banking services provided through the Bank. Mr. Dineen has over 35 years of experience in the banking industry. Prior to joining the Bank, Mr. Dineen previously worked at Republic Bank, Bankwell Financial, The Bank of New York, Commerce Bank, North Fork Bank, and Capital One. Mr. Dineen most recently served as SVP, Market Manager at Republic Bank from 2019 to 2021, where he was responsible for treasury management, lending, and establishment of their Private Banking group. Prior to that Mr. Dineen previously served as Executive Vice President, Community Banking Officer at Bankwell Financial from 2016 to 2019, where he was part of the executive team responsible for 12 branch offices, training, deposit operations and treasury management. Mr. Dineen has a Bachelor of Business Administration degree from Saint Joseph’s College. Age 59.
Elizabeth Jones.   Ms. Jones joined the Bank in 2016 as First Vice President, Director of Branch and Deposit Operations. In 2018, she was given the responsibility of Loan Operations, and in 2021, she was promoted to Director of Operations, adding responsibility for the Bank’s IT Department. In 2022, Ms. Jones was appointed Senior Vice President, Chief Operating Officer. In this role, Ms. Jones oversees all deposit operations, loan operations, compliance, audit, information technology and facilities. Ms. Jones has over 20 years of experience in the banking industry. Prior to joining the Bank, Ms. Jones worked at Sterling National Bank, where she served in various operational roles during her 20-year tenure. Age 44.
Michael Lesler.   Mr. Lesler was appointed Senior Vice President and Chief Financial Officer in March 2023. He was previously the Senior Vice President, Controller and Chief Accounting Officer of the Company and the Bank beginning in December 2021. Mr. Lesler has over 20 years of experience in the banking industry. Most recently, he served as Executive Vice President and Chief Operating Officer for BCB Bancorp, Inc. from 2018 to 2021 and prior to that, he served in the same position at Clifton Bancorp, Inc. from 2016 to 2018. He also held the positions of Chief Financial Officer and President and Chief Executive Officer at Bank of New Jersey where he served for 11 years. Mr. Lesler holds a Bachelor of Science degree in accounting from Rutgers University and is a member of the New York State Society of Certified Public Accountants. Age 52.
Michael Listner.   Mr. Listner became Senior Vice President and Chief Risk Officer in March 2023 after serving as the Senior Vice President and Chief Credit Officer of the Bank since 2020. He previously served as First Vice President and Senior Credit Officer when he was hired by the Bank in 2018. Prior to joining the Bank, Mr. Listner previously worked at Sun National Bank and BBVA Compass Bank. Prior to his roles in the banking industry, Mr. Listner worked at Standard & Poor’s, covering structured finance products and both investment grade and high yield corporates. Mr. Listner has a Master of Business Administration degree in finance and accounting from New York University Stern School of Business and a Bachelor of Science degree in finance and economics from Villanova University. Age 45.
Stephen Rooney.   Mr. Rooney joined the Bank in August 2022 and currently serves as Senior Vice President, Chief Credit Officer. Mr. Rooney has over 35 years of experience in the banking industry. Prior to joining the Bank, Mr. Rooney served as Senior Vice President and Chief Credit Officer for Unity Bank from 2014 – 2022. Prior to Unity Bank, Mr. Rooney held progressively more senior positions at Sun National Bank, Standard & Poor’s and Philadelphia National Bank. Mr. Rooney has a Master of Business Administration degree in Finance from New York University Stern School of Business and a Business Administration degree in Finance / Humanities from Providence College. Age 60.
Frank Skuthan.   Mr. Skuthan joined the Bank in March 2021 and currently serves as the Senior Vice President, Director of Trust Services. Mr. Skuthan has over 40 years of experience in the banking industry. Prior to joining the Bank, Mr. Skuthan was the General Manager of Sagebrush Partners from 2016 to 2021 where he provided consulting services to small and medium size businesses and financial institutions. Mr. Skuthan also previously worked at Hudson Valley Bank, National Westminster Bank, and Ernst & Young, LLP. Mr. Skuthan has a Master of Business Administration degree in Finance and International Business from New York University’s Stern School of Business and a Bachelor of Science degree in Russian from Georgetown University. Age 69.
Board Diversity Disclosure
In accordance with the Nasdaq Listing Rule 5606, each Nasdaq-listed company must annually disclose information on each director’s voluntary self-identified characteristics. The table below includes information on the diversity of the Board of Directors based upon such information voluntarily provided by each director.
Board Diversity Matrix (as of April 3, 2023)
Board Size:
Total Number of Directors	11
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity:
Directors	3	8	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	8	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—
Board Independence
The Board of Directors has determined that each of our directors, other than Messrs. Gilfeather and Scacco, are independent under the Nasdaq Stock Market corporate governance listing standards. Messrs. Gilfeather and Scacco are not independent because both are executive officers of the Company, the Bank or HVIA. In evaluating the independence of our independent directors, we found no transactions between the Company, the Bank or HVIA and our independent directors that are not required to be reported under “Certain Relationships and Related Party Transactions” below, and that had an impact on our determination as to the independence of our directors.
Board Leadership Structure and Risk Oversight
Our Board of Directors is chaired by Jonathan F. Rouis, who is an independent director. Having an independent chair ensures a greater role for the independent directors in the oversight of the Company and the Bank and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board of Directors.
To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:
•
a majority of the Board of Directors are independent directors;

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periodic meetings of the independent directors; and

•
annual performance evaluations of the President and Chief Executive Officer by the independent directors.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.
The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within the Company. The Board of Directors of the Bank also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of the Company and the Bank, such as lending, risk management, asset/liability management, investment management and others.
References to our Website Address
References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.
Delinquent Section 16(a) Reports
Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed during the year ended December 31, 2022, the following executive officers, directors or 10% beneficial owners of our shares of common stock failed to file ownership reports on a timely basis. Directors Heimbach, Holcombe, Morrison, and Rowley each had one late Form 4 reporting one late transaction. Mr. Lesler had one late Form 3 and Director Heimbach had one late Form 5 reporting one late transaction.
Code of Ethics for Senior Officers
The Company has adopted a Code of Ethics for Senior Officers that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at

www.orangebanktrust.com. under the About Us — Investor Relations — Corporate Governance tab. Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.
Anti-Hedging Policy
The Company’s anti-hedging and anti-pledging provisions are covered in its Insider Trading Policy. Under the policy, directors and executive officers are prohibited from engaging in short sales of the Company’s stock, and unless specifically approved by the Board of Directors, from engaging in transactions in publicly-traded options, such as puts, calls and other derivative securities based on Company stock including any hedging, monetization or similar transactions designed to decrease the risks associated with holding Company stock. The Board of Directors has not approved and does not intend to approve such a program. In addition, directors and executive officers are generally prohibited from pledging Company stock as collateral for any loan or holding Company stock in a margin account. The Board of Directors may approve an exception to this policy for a pledge of Company stock as collateral for a loan from a third party (not including margin debt) where the borrower clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. The Board of Directors has not approved any such exception to its policy.
Stock Ownership Guidelines
The Company’s Non-Executive Director and Executive Officer Stock Ownership Guidelines (“Ownership Guidelines”) effective January 1, 2022 (“Effective Date”), set forth stock ownership guidelines that are robust and reflect current corporate governance trends. The Company requires all “executive officers” (as defined under Section 16(b) of the Securities Exchange Act) and Non-Executive Directors to own or acquire shares of our Company common stock having a fair market value equal to the following amounts:
•
Each Non-Executive Director is expected to own shares of our common stock having a value equal to at least $125,000;

•
Our Chief Executive Officer is expected to beneficially own shares of our common stock having a value equal to at least three (3) times his base salary in effect as of the later of the executive’s date of hire or the Effective Date of the Ownership Guidelines;

•
Each Senior Executive Vice President is expected to beneficially own shares of our common stock having a value equal to at least two (2) times that executive officer’s base salary as of the later of the executive’s date of hire or the Effective Date of the Ownership Guidelines;

•
Each Executive Vice President is expected to beneficially own shares of our common stock having a value equal to at least one and one half (1.5) times that executive officer’s base salary as of the later of the executive’s date of hire or the Effective Date of the Ownership Guidelines; and

•
Each Senior Vice President is expected to beneficially own shares of our common stock having a value equal to at least one (1) times that executive officer’s base salary as of the later of the executive’s date of hire or the Effective Date of the Ownership Guidelines.

For purposes of determining compliance with these Ownership Guidelines, each Non-Executive Director or executive officer will have five (5) years from the date of their respective appointments (or five (5) years from the Effective Date of the Ownership Guidelines, whichever is later) to attain their respective ownership levels outlined above. If an executive officer’s base salary increases in connection with a promotion, that executive officer will have five years from the date of that promotion to acquire any additional shares needed for compliance.
Performance Shares or Units for which performance criteria have not been satisfied and unexercised stock options, regardless of whether vested or not, are excluded from the stock ownership calculation. Each Non-executive Director’s or executive officer’s common stock ownership will be valued using the greater of (i) the closing price of our common stock on The Nasdaq Stock Market on the last trading day of the Company’s most recently completed fiscal year and (ii) the average of the closing prices of our common stock on all trading days during the Company’s most recently completed fiscal year.

Attendance at Annual Meetings of Stockholders
The Company does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. Six members of the Board of Directors attended the 2022 Annual Meeting of Stockholders.
Communications with the Board of Directors
Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Orange County Bancorp, Inc., 212 Dolson Avenue, Middletown, New York 10940, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.
Meetings and Committees of the Board of Directors
The Company conducts business through meetings of its Board of Directors and its committees, including an Audit and Risk Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. The Board of Directors also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and its corporate governance documents.
In 2022, the Board of Directors of the Company held four regular meetings and eight special meetings. Other than Director Scacco, no member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).
Audit and Risk Committee.   The Audit and Risk Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of our financial statements, compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of our internal audit and risk assessment function and the independent registered public accounting firm. Our Board of Directors has adopted a written charter for the Audit and Risk Committee, which is available on our website at www.orangebanktrust.com under the About Us — Investor Relations — Corporate Governance tab. The Audit Committee:
•
appoints, evaluates and determines the compensation of our independent registered public accounting firm;

•
reviews and approves the scope of the annual audit, audit fees and financial statements;

•
reviews disclosure controls and procedures, internal controls, internal audit function and corporate policies with respect to financial information;

•
oversees investigations into complaints concerning financial matters, if any;

•
reviews related party transactions as required; and

•
annually reviews the Audit and Risk Committee charter and the committee’s performance.

The Audit and Risk Committee works closely with management as well as our independent registered public accounting firm. The Audit and Risk Committee has the authority to obtain advice and assistance from and receive appropriate funding to engage outside legal, accounting or other advisors as the Audit and Risk Committee deems necessary to carry out its duties.
The Audit and Risk Committee is comprised of Directors Rouis (Chair), Kennedy, Metzger and Heimbach, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. The Board of Directors has determined that Director Rouis qualifies as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules. The Audit and Risk Committee met eight times during the year ended December 31, 2022.
Compensation Committee.   The Compensation Committee assists the Board of Directors in fulfilling its responsibilities relating to the compensation and benefits provided to the Company’s executive management and directors. Our Boards of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.orangebanktrust.com under the About Us — Investor Relations — Corporate Governance tab. The Compensation Committee:
•
evaluates compensation strategies;

•
reviews and approves objectives relevant to executive officer compensation;

•
evaluates performance and determines the compensation of the Chief Executive Officer and other executive officers in accordance with those objectives;

•
reviews and oversees compensation and benefit plans, including determining awards under various benefit plans;

•
in consultation with the Nominating and Corporate Governance Committee, reviews, evaluates and determines compensation for non-employee directors;

•
annually reviews the Compensation Committee charter; and

•
reviews and approves a succession plan for executive officers, including the Chief Executive Officer.

In addition, at least annually, the Compensation Committee, along with the Company’s most senior officer responsible for risk, reviews and assesses the potential risk to the Company from its compensation programs, including any incentive plans, to ensure that such plans, programs and policies do not motivate or incent unnecessary or excessive risk. Following a risk review, the Company concluded that its incentive compensation arrangements do not encourage inappropriate risk taking.
Upon request from the Compensation Committee, the Chief Executive Officer and the Human Resources Director provide data, analyses, input and recommendations to the Compensation Committee on executive and director compensation. The Compensation Committee considers our Chief Executive Officer’s performance evaluation of each named executive officer’s performance and recommendation of appropriate total compensation. However, our Chief Executive Officer does not participate in any decisions relating to his own compensation and is not present during any Compensation Committee or Board of Directors deliberations or voting with respect to his total compensation. The Compensation Committee may form and delegate authority and duties to subcommittees for non-executive officers as it deems appropriate.
In 2022, the Compensation Committee retained the services of McLagan, which is part of the Rewards Solution practice at Aon (“McLagan”), an independent compensation consultant, to review the Company’s long-term incentive program and provide a competitive assessment of the Company’s director compensation program. McLagan developed a peer group of financial institutions for the Compensation Committee to review and approve and then obtained the compensation data from these peer financial institutions. The Company’s peer banks are located near the New York City Metropolitan area and range in asset size between $1.5 and $5.0 billion. While the Compensation Committee considered input from McLagan when making compensation decisions, the Compensation Committee’s final compensation decisions reflect many factors and considerations.
The Compensation Committee is currently comprised of Directors Keane (Chair), Holcombe and Saturno, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. The Compensation Committee met six times during the year ended December 31, 2022.

Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board of Directors regarding candidates for directorships and the size and composition of our Board of Directors. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to our Board of Directors concerning governance matters. Our Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website at www.orangebanktrust.com under the About Us — Investor Relations — Corporate Governance tab. The Nominating and Corporate Governance Committee:
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identifies qualified individuals to be directors consistent with the criteria approved by the Board of Directors and recommending director nominees to the full Board of Directors;

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reviews the structure of the committees of the Board of Directors and recommends to the Board of Directors for its approval directors to serve as members of each committee;

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develops and recommends procedures for reviewing stockholder recommendations for director nominees;

•
develops the Company’s code of business conduct and ethics;

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reviews and monitors the Board of Director’s compliance with applicable SEC regulations and listing standards for independence;

•
leads the Board of Directors in its annual performance review;

•
develops and recommends corporate governance guidelines; and

•
annually reviews the Nominating and Corporate Governance Committee’s charter and the committee’s performance.

The Nominating and Corporate Governance Committee is comprised of Directors Metzger (Chair), Morrison, Rouis and Rowley each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. The Nominating and Corporate Governance Committee met four times during the year ended December 31, 2022.
Criteria for Director Nominees.   A candidate must meet the eligibility requirements set forth in our Bylaws, which include an age limitation provision, a stock ownership requirement, and a requirement that the candidate must not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any applicable policies or governing documents of the Board of Directors and, if such candidate is intended to serve on any committee, of such committee.
The Board of Directors has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. If a candidate is deemed eligible for election to the Board of Directors, the Board of Directors will then evaluate the following criteria in selecting nominees:
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contributions to the range of talent, skill and expertise of the Board of Directors;

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financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements, and legal or real estate experience;

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familiarity with our market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

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personal and professional integrity, honesty and reputation;

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the ability to represent the best interests of our stockholders and the best interests of the Company;

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independence, as that term is defined under applicable Securities and Exchange Commission and applicable stock exchange listing criteria; and

•
the need for gender and ethnic diversity on the Board.

The Board of Directors also will consider any other factors it deems relevant, including the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

When nominating an existing director for re-election to the Board of Directors, the Board of Directors will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he or she serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.
Stockholder Nominating Procedures.   The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 212 Dolson Avenue, Middletown, New York 10940. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to the Company’s Corporate Secretary and such communication must include:
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A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

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The name and address of the stockholder as they appear on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

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The class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

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A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

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A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

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The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate;

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The candidate’s written consent to serve as a director;

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A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on the Company’s Board of Directors; and

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Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of the Company no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by the Company) of the date of the annual meeting is first made.
Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.
There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of the Company. See “Stockholder Proposals and Nominations.”

Audit Committee Report
The Audit Committee has issued a report that states as follows:
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We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2022.

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We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

•
We have received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
This report has been provided by the Audit Committee:
Jonathan F. Rouis, Chair
Marianna R. Kennedy
Susan G. Metzger
Louis Heimbach
Transactions With Certain Related Persons
Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as the Bank, to their executive officers and directors in compliance with federal banking regulations. At December 31, 2022, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2022, and were made in compliance with federal banking regulations.
Other than the loans described above, the Bank has not entered into any transactions since January 1, 2021 in which the amount involved exceeded $120,000 and in which any related persons had or will have a direct or indirect material interest.
Pursuant to our Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth certain information as to the total remuneration paid by the Company to its President and Chief Executive Officer, Michael J. Gilfeather, and our two other most highly compensated executive officers for the year ended December 31, 2022. Each individual listed in the table below is referred to as a “named executive officer.”
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Nonqualified Deferred Comp Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Michael J. Gilfeather President, Chief Executive Officer and Director of the Company and the Bank	2022	525,000	―	131,938	315,000	3,896	120,971	1,096,805
	2021	440,000	―	206,287	193,262	12,226	119,324	971,099
Joseph A. Ruhl Executive Vice President and Regional President of the Bank	2022	325,000	―	74,702	170,000	7,789	85,075	662,566
	2021	325,000	―	103,708	155,800	11,895	83,350	679,753
Gregory Sousa Executive Vice President, Chief Commercial Banking Officer	2022	290,000	―	63,222	170,000	―	43,953	567,172

(1)
These amounts represent the aggregate grant date fair value for outstanding stock awards granted during the year indicated, computed in accordance with FASB ASC Topic 718. The assumptions used to determine the value of stock awards are described in Note 10 to the Notes to the Consolidated Financial Statements in the Annual Report on Form 10-K. See also “— Incentive Compensation Plans — Long-term Incentives” for additional information on the Stock Awards.

(2)
Represents non-discretionary, performance-based cash payments earned under the Annual Incentive Plan by each named executive officer during each year presented. See — “Incentive Compensation Plan — Short-Term Incentives” for a detailed description of the Annual Incentive Plan.

(3)
These amounts represent the above market earnings credited to Messrs. Gilfeather and Ruhl under the Bank’s Performance-Based Supplemental Executive Retirement Plan (“Performance-Based SERP”) and to Mr. Gilfeather under his defined contribution supplemental executive retirement arrangement (“Gilfeather SERP”) account. See “— Non-Qualified Deferred Compensation Arrangements — Gilfeather SERP and Performance-Based SERP.”

(4)
The amounts in this column represent all other compensation not reported in prior columns in this table, including perquisites, the aggregate value of which exceeds $10,000. This column consists of the following payments:

Officer	Perquisites ($)(a)	Life Insurance ($)(b)	401(k) ($)(c)	Performance SERP ($)(d)	Total ($)
Michael J. Gilfeather	21,299	4,597	35,075	60,000	120,971
Joseph A. Ruhl	―	―	35,075	50,000	85,075
Gregory Sousa	―	―	14,950	29,000	43,953

(a)
This is the value of the executive’s automobile allowance.

(b)
This amount represents the taxable income associated with the named executive officer’s life insurance benefit.

(c)
This amount represents matching and employer discretionary contributions to the Orange County Bancorp, Inc. 401(k) Plan. See “Tax-qualified Plans — 401(k) Plan”.

(d)
This amount represents employer contributions to each executive’s Performance-Based SERP account.

Incentive Compensation Plans
Short-Term Incentives.    The Bank maintains the Orange Bank & Trust Company Annual Incentive Plan (the “AIP”) to recognize and reward eligible officers of the Bank with short-term cash-based incentives for their collective and individual contributions to the success of the Bank and its affiliates. The AIP also serves as a critical compensation tool to attract and retain talent, align executive performance with our strategic plan, budget and stockholder interests. The 2022 AIP focused on Company/Bank performance measures that are critical to our growth and profitability which included the Bank’s pre-tax, pre-provision operating income and the Bank’s efficiency ratio, as well as department and/or individual performance goals which are established annually. In 2022, all of our named executive officers participated in the AIP and were given a target, threshold and maximum incentive award opportunity based on a percentage of their base pay as of December 31, 2022.
Following the determination of the satisfaction of the Company/Bank and individual performance goals, the AIP awards were calculated and approved by the Compensation Committee. AIP Participants must be actively employed on the day the AIP awards are paid in order to receive the short-term incentive award. Generally, at least one Bank/Company performance measure must be satisfied at a minimum threshold level for a short-term incentive award to be earned. However, if no Bank/Company performance goals are achieved at the minimum threshold level, our Board of Directors may, in its sole discretion, approve a short-term incentive award based solely on individual performance. In 2022, the AIP performance measures were achieved at the maximum level under the AIP and Messrs. Gilfeather, Ruhl, and Sousa received a 2022 AIP payout equal to 60%, 52% and 59% of their base pay, respectively. See “— Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above for the dollar value of each named executive officer’s 2022 Annual Incentive Plan payout.
Long-Term Incentives.   The Company maintains the 2019 Equity Incentive Plan to provide employees and directors of the Company and/or the Bank with additional incentives to promote the long-term growth and performance of the Company and the Bank and to further align the interests of our directors and management with the interests of our stockholders by increasing their ownership interests in the common stock of the Company. The 2019 Equity Incentive Plan is administered by the Compensation Committee. The 2019 Equity Incentive Plan authorizes the issuance of up to 145,000 shares of common stock (as adjusted for a stock split in the form of a stock dividend), which may be delivered pursuant to the exercise of stock options or issued as grants of restricted stock awards or restricted stock units. No stock options have been granted to our executive officers under the 2019 Equity Incentive Plan. During 2022, under the terms of the Bank’s long-term incentive program, Messrs. Gilfeather, Ruhl, and Sousa each received a restricted stock unit (RSU) grant for 3,218, 1,822 and 1,542 shares, respectively. Each RSU vests ratably over a three-year period. Vesting accelerates in the event an executive’s employment is terminated for death, disability or a change in control (as defined in the 2019 Equity Incentive Plan). See “Summary Compensation Table — Stock Awards” for the grant date fair value of each named executive officer’s RSU award.
Non-Qualified Deferred Compensation Arrangements
Gilfeather SERP.   In connection with the hiring of Mr. Gilfeather, the Bank established a non-qualified account balance supplemental executive retirement plan that provides supplemental retirement benefits to Mr. Gilfeather. The Gilfeather SERP maintains a book keeping account for the benefit of Mr. Gilfeather and in connection with the implementation of the SERP, a one-time contribution of $15,000 was made. The Gilfeather SERP account accrued interest in 2022 at a rate equal to the Prime Rate published in the Wall Street Journal on the last business day of the preceding plan year, plus 100 basis points which was 4.25%. In December 2022, the Boards of Directors of the Company and the Bank exercised their right under the Gilfeather SERP to adjust the interest crediting rate. The Gilfeather SERP, as amended effective January 1,

2023, provides that notwithstanding the interest crediting formula, Mr. Gilfeather’s SERP account will not be credited with a rate of interest greater than 5.25%. The Boards of Directors of the Bank and the Company, may authorize additional contributions to Mr. Gilfeather’s SERP account. The Gilfeather SERP benefit is fully vested and will be distributed in a lump sum within the earlier of 45 days following Mr. Gilfeather’s separation from service or 30 days following a change in control (as defined in the plan).
Performance-Based SERP.   All of the named executive officers are participants in the Performance-Based SERP, a non-qualified account balance plan that provides supplemental retirement benefits to each participating executive. Under the Performance-Based SERP, the Bank has established a bookkeeping account on behalf of each participating executive. Each year through 2024, Mr. Gilfeather and Mr. Ruhl are eligible for an annual performance contribution equal to $60,000 and $50,000, respectively, provided certain pre-established financial goals are satisfied. Our Board of Directors, in its sole discretion, may authorize additional contributions to each of the executives’ Performance-Based SERP accounts at any time. Contributions credited to Mr. Gilfeather’s Performance-Based SERP account vest one year after the contribution is credited and two years after the contribution is credited to Mr. Ruhl’s Performance-Based SERP account. In 2022, Mr. Sousa received a discretionary contribution under the Performance-Based SERP of $29,000. Mr. Sousa’s Performance-Based SERP contribution vests ten years after the contribution is credited to Mr. Sousa’s Performance-Based SERP account. Notwithstanding the foregoing, the Performance-Based SERP accounts for Messrs. Gilfeather and Sousa will become immediately vested upon the executive’s attainment of age 65 or upon a change in control and the Performance-Based SERP account for Mr. Ruhl will become immediately vested upon the executive’s attainment of age 65 (or 62 with 10 years of service) or upon a change in control. Mr. Gilfeather is fully vested in his Performance-Based SERP account. The vested portion of each executive’s Performance-Based SERP account becomes payable upon separation from service (other than for cause) and will be paid in five equal annual installments. In the event an executive’s employment is terminated within 12 months following a change in control, the Performance-Based SERP accounts will be distributed in a lump sum as soon as practicable following termination of employment. During 2022, the Performance-Based SERP account balances were credited with interest at the rate of 4.25%. In December 2022, the Performance-Based SERP was amended to cap the interest crediting rate, effective January 1, 2023, at a rate of interest no greater than 5.25% and was also amended to provide a deemed investment in Company stock alternative to the interest crediting formula.
Orange Bank & Trust Company Non-Qualified Deferred Compensation Plan.   On December 23, 2022, the Bank approved and adopted the Orange Bank & Trust Company Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”) as a vehicle for select executives to defer receipt of certain compensation earned for service with the Bank and its affiliates until separation from service (other than death), a specified date/age or death. The Deferred Compensation Plan is a non-qualified deferred compensation plan that is intended to comply with Section 409A of the Internal Revenue Code, and the “top hat pension plan” requirements of the Employee Retirement Income Security Act of 1974.
Participation in the Deferred Compensation Plan is voluntary and limited to a select group of management or highly compensated employees selected by the Compensation Committee of the Board of Directors of the Bank in its sole discretion. The named executive officers are all eligible to participate in the Deferred Compensation Plan. None of the named executive officers deferred compensation under the plan in 2022.
Elective deferrals are credited to participant accounts on the date a participant’s compensation would have been paid to the participant absent the deferral election. Participant accounts are not credited with earnings. Therefore, the value of an account will always equal the dollar amount a participant has deferred into the Deferred Compensation Plan and will always be 100% vested.
Obligations established under the terms of the Deferred Compensation Plan may be satisfied from the general assets of the Bank. To the extent that any person acquires a right to receive payments under the Deferred Compensation Plan, such rights are no greater than the right of an unsecured general creditor of the Bank.
Tax-Qualified Retirement Plans
Pension Plan.   The Bank maintains the New York State Bankers Retirement System Volume Submitter Plan (the “Pension Plan”), as adopted by the Bank, a tax-qualified defined benefit plan for eligible employees.

Mr. Gilfeather is a participant in the Pension Plan. An employee must have completed one year of service as well as 1,000 hours and attained age 21 to have been eligible to participate in the Pension Plan. The Pension Plan was closed to new participants and benefit accruals were frozen as of December 31, 2015.
Under the Pension Plan, if a participant retires after attaining age 65, the participant will receive the normal retirement benefit in the form of a life annuity, with a guaranty that at least 60 monthly payments will be made, in an annual amount equal to 1.5% of the participant’s average annual compensation multiplied the by the participant’s years of service (with a maximum of 40 years). If a participant retires prior to age 65 but after attaining age 55 with five years of service, the participant will be entitled to a reduced early retirement benefit.
401(k) Plan.   The Orange County Bancorp, Inc. 401(k) Plan (the “401(k)”) is a tax-qualified defined contribution plan for eligible employees of the Company, the Bank and HVIA. Messrs. Gilfeather, Ruhl, and Sousa are eligible to make elective deferrals into the 401(k) under the same terms as other employees. An employee must have completed 500 hours of service in a six-month computation period and attain age 21 to be eligible to make elective deferrals into the 401(k).
Under the 401(k), a participant may elect to defer, on a pre-tax and post-tax basis, the maximum amount of his or her salary as permitted by the Internal Revenue Code. For 2022, the salary deferral contribution limit is $20,500, provided, however, that a participant over age 50 may contribute an additional $6,500 to the 401(k) for a total of $27,000. If a participant does not affirmatively elect not to defer, the participant will automatically be enrolled with a deferral rate of 6%. A participant is always 100% vested in his or her salary deferral contributions. The Bank also currently provides participants with a safe harbor profit sharing contribution to active participants in the 401(k) plan. Additionally, the Bank may make discretionary employer profit-sharing contributions to the 401(k), which may be in the form of Orange County Bancorp stock. The Bank made an age-based discretionary contribution under the 401(k) in 2022 for individuals age 21 and above who were employed by the Bank on April 1, 2016 and whose pension plan benefit had been frozen. Messrs. Gilfeather, Ruhl and Sousa were each eligible for the age-based discretionary contribution. Participant salary deferrals, employer safe harbor contributions and employer discretionary profit-sharing contributions, including the age-based discretionary contributions are always 100% vested. Matching contributions vest at a rate of 20% per year after one year of service. See “Summary Compensation Table — All Other Compensation” for information on the contributions made to the named executive officers under the 401(k).
Executive Agreements
Employment Agreement with Michael J. Gilfeather.   The Company and the Bank maintain an employment agreement with Michael J. Gilfeather, President and Chief Executive Officer of the Company and the Bank (the “Gilfeather Agreement”). The Gilfeather Agreement has an initial three-year term. Beginning December 31, 2024 and continuing every December 31 thereafter, the Gilfeather Agreement will renew automatically for one year unless written notice of non-renewal to extend the Gilfeather Agreement is provided by either party to the other at least 90 days prior to December 31 of each year. The Gilfeather Agreement provides Mr. Gilfeather’s base salary, initially set at $525,000, may be increased but not decreased during its term. In addition to base salary, Mr. Gilfeather is eligible to participate in the short-term and long-term incentive compensation programs of the Company and the Bank, which includes the Annual Incentive Plan and the long-term incentive compensation program. Mr. Gilfeather’s annual target bonus opportunities under the Annual Incentive Plan and the long-term incentive compensation program are, at a minimum, 40% of base salary, respectively. Mr. Gilfeather is also eligible to participate in all employee benefit plans, arrangements and perquisites offered to employees and officers of the Bank. All reasonable travel and other business expenses incurred by Mr. Gilfeather in the performance of his duties, including dues and fees associated with country club memberships, are reimbursed by the Bank in accordance with its reimbursement policy, as amended from time to time.
In the event of Mr. Gilfeather’s termination by the Bank without cause (as defined in the Gilfeather Agreement) or Mr. Gilfeather’s resignation for good reason (as defined in the Gilfeather Agreement) (in either case, a “qualifying termination”), the agreement provides Mr. Gilfeather with a severance payment equal to 100% of his annual base salary, plus his average annual cash bonus paid during the term of his agreement. Mr. Gilfeather would also receive an additional cash payment equal to the pro-rata portion of his annual cash bonus for the year during which his qualifying termination occurred. In addition, Mr. Gilfeather would be entitled to receive COBRA premium payments until the earlier of (1) the sixth month after his date of termination or (2) the date on which he first becomes eligible for health insurance with another employer.
In the event of a qualifying termination upon or within 12 months of a change in control of the Company, the Gilfeather Agreement provides that Mr. Gilfeather will be entitled to a change in control severance payment equal to three times his: (1) base salary in effect immediately before the change in control (or if higher, the rate in effect on the date of termination); and (2) average cash bonus paid during the term of the agreement. In addition, Mr. Gilfeather would be entitled to receive a lump sum cash payment equal to twelve times the monthly COBRA premium in effect for Mr. Gilfeather on the date of termination. In the event that an excise tax under Sections 280G and 4999 of the Internal Revenue Code would be assessed on the payments or other benefits received under the Gilfeather Agreement in connection with a change in control of the Company, Mr. Gilfeather would receive either: (1) all the payments and benefits to which he is entitled under the agreement, subject to the excise tax; or (2) have such payments and benefits reduced by the minimum amount necessary so that the excise tax will not apply, if such reduction would result in a greater net after-tax benefit to Mr. Gilfeather.
The Gilfeather Agreement provides for a one-year non-competition covenant and two-year non-solicitation covenants related to employees and customers, provided, however, that such covenants will not apply in the event of a termination upon or within 12 months of a change in control.
Employment Agreement with Joseph Ruhl.   The Company and the Bank maintain an employment agreement with Joseph Ruhl, Executive Vice President and Regional President (the “Ruhl Agreement”). The Ruhl Agreement has an initial three-year term and renews automatically each year for one year thereafter. The Ruhl Agreement provides for a base salary of $325,000 as well as an annual bonus opportunity, subject to performance goals established by the Compensation Committee. In addition, Mr. Ruhl is entitled to participate in the long-term incentive compensation program, a supplemental executive retirement plan, health and welfare insurance coverage, and perquisites, including reimbursement of travel and other reasonable business expenses incurred during the performance of the executive’s duties.
The Ruhl Agreement provides that in the event of a qualifying termination, Mr. Ruhl would be entitled to a severance payment equal to 100% of his base salary paid in a lump sum cash payment within 30 days following the date of termination. Additionally, Mr. Ruhl will be entitled to monthly installment payments, each equal to the monthly COBRA premium in effect as of the date of termination of employment for the level of coverage in effect for the executive under the Bank’s group health plan for up to six months following the date of termination.
In the event of a qualifying termination upon or within 12 months of a change in control of the Company, the Ruhl Agreement provides that Mr. Ruhl will be entitled to a change in control severance payment equal to two times his annual base salary. Mr. Ruhl will be entitled to monthly installment payments, each equal to the monthly COBRA premium in effect as of the date of termination of employment for the level of coverage in effect for the executive under the Bank’s group health plan for up to six months following the date of termination. The Ruhl Agreement provides that the gross payments due to Mr. Ruhl in the event of a change in control will be reduced to avoid an excess parachute payment under Section 280G of the Internal Revenue Code.
The Ruhl Agreement restricts Mr. Ruhl from competing against the Company, the Bank, and all affiliates, both while employed and for a 12-month period after the date of termination (or 18-month period, in the case of a termination for cause or without good reason); provided, however, that such restrictions will not apply in the event of a termination upon or within 12 months of a change in control.
Change in Control Agreement with Gregory Sousa.   On February 18, 2022, the Bank entered into a change in control agreement with Mr. Sousa (the “Sousa Agreement”). The current term of the Sousa Agreement runs through February 18, 2024 and may be extended an additional year on a yearly basis by action of the Compensation Committee. The Sousa Agreement provides that if Mr. Sousa either: (1) is terminated by the Bank (or any successor) for any reason other than for cause (as defined in the Sousa Agreement); or (2) voluntarily resigns for “good reason” (as defined in the Sousa Agreement) within 12 months following a change in control of the Bank or the Company, Mr. Sousa will be entitled to a payment equal to two times his annual base salary in effect immediately prior to the change in control or, if higher, the rate in effect when he terminates employment. Such payment will generally be payable within five business days following his date of termination. In addition, Mr. Sousa would be entitled, at no expense, to the continuation of COBRA health care coverage for the earlier of 18 months following his date of termination or the date he obtains comparable coverage under a plan provided by a subsequent employer. In certain circumstances, this health insurance benefit could be paid in a lump sum cash equivalent. Notwithstanding the foregoing, the payments required under the Sousa Agreement will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code.
Outstanding Equity Awards at Fiscal Year End
The following table shows stock awards outstanding for each of our named executive officers as of December 31, 2022.
		Stock Awards
Name	Grant Date	Number of shares or units of stock that have not vested(1)	Market value of shares or units of stock that have not vested ($)(2)
Michael J. Gilfeather	2/21/2020	1,212	56,455
	2/19/2021	2,024	94,278
	9/21/2021	2,333	108,671
	2/15/2022	3,218	149,894
Joseph A. Ruhl	2/21/2020	528	24,594
	2/19/2021	828	38,568
	9/21/2021	1,333	62,091
	2/15/2022	1,822	84,869
Gregory Sousa	2/21/2020	339	15,791
	2/19/2021	703	32,746
	9/21/2021	1,333	62,091
	2/15/2022	1,542	71,826

(1)
All awards vest in approximately 33% increments on the first, second and third anniversary of the date of grant.

(2)
Market value is calculated on the basis of $46.58 per share, which was the closing sales price for our common stock as reported on the Nasdaq Capital Market on December 31, 2022.

DIRECTOR COMPENSATION
Director Compensation Table
The following table sets forth for the fiscal year ended December 31, 2022 certain information as to the total remuneration we paid to our non-employee directors. Messrs. Gilfeather and Scacco do not receive any additional compensation for service on the Bank and/or Company Boards of Directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Non-Qualified Deferred Comp(2)	All Other Compensation ($)(3)	Total ($)
Louis Heimbach	$101,448	$18,457	$40,062	―	$159,967
Gregory F. Holcombe	$79,604	$14,139	$5,088	―	$98,751
Kevin J. Keane	$71,940	$14,139	―	―	$86,079
Marianna R. Kennedy(4)	$17,985	$14,139	―	―	$32,124
Susan G. Metzger	$71,940	$14,139	$21,950	―	$108,029
William D. Morrison	$87,104	$18,457	$2,303	―	$107,864
Jonathan F. Rouis	$95,280	$14,139	$491	―	$109,910
Richard B. Rowley	$90,604	$18,457	$16,637	―	$125,698
Terry R. Saturno	$71,940	$14,139	―	―	$86,079
Virginia Rizzo(5)	$29,975	―	―	―	$29,975

(1)
These amounts represent the aggregate grant date fair value for restricted stock units granted during 2022 computed in accordance with FASB ASC Topic 718. The assumptions used to determine the value of stock awards are described in Note 10 to the Notes to the Consolidated Financial Statements in the Annual Report on Form 10-K.

(2)
These amounts represent the above market earnings credited to each director’s account under the Orange Bank & Trust Company Deferred Compensation Plan. See “— Cash-Based Deferred Compensation Plan.”

(3)
Perquisites and personal benefits for each director did not exceed in the aggregate $10,000.

(4)
Ms. Kennedy was appointed to the Company and Bank Boards of Directors in September 2022.

(5)
Ms. Rizzo retired from the Company and Bank Boards of Directors in May 2022.

Director Fees
From January 1, 2022 to June 30, 2022, each director of the Company received a fee of $6,948, and the Chairman of the Board received a fee of $11,598 payable in six installments for attending Board and committee meetings. From July 1, 2022 to December 31, 2022, each director of the Company received a fee of $6,948, and the Chairman of the Board received a fee of $11,598 payable in two installments for attending Board and committee meetings.
From January 1, 2022 to June 30, 2022, each director of the Bank received a fee of $29,022 and the Chairman of the Board received a fee of $46,380 payable in six installments for attending Board and committee meetings. Directors Holcombe, Rowley, Morrison and Rouis each received an additional fee of $1,332 payable in six installments for serving on the Directors Loan Committee. From July 1, 2022 to December 31, 2022, each director of the Bank received a fee of $29,022 and the Chairman of the Board received a fee of $46,380 payable in two installments for attending Board and committee meetings. Directors Holcombe, Rowley, and Morrison each received an additional fee of $1,332 payable in two installments and a onetime payment of $5,000 for serving on the Directors Loan Committee.
During the year ended December 31, 2022, Directors Heimbach and Morrison received a retainer fee of $3,000 for serving on the Board of Directors of HVIA. Director Rowley received a retainer fee of $5,000 for serving as Chairman of the Board of Directors of HVIA. Directors Rowley, Heimbach and Morrison also received a fee of $1,500 per meeting attended. Mr. Gilfeather and Mr. Scacco do not receive any compensation for their services as a director.
Stock-Based Deferral Plan, as amended
The Orange County Bancorp, Inc. Stock-Based Deferral Plan, as amended provides participants with the opportunity to elect to defer compensation received from the Company or its affiliates for their services and make a deemed investment of their deferred funds in Company common stock. The plan is intended to constitute a deferred compensation plan that satisfies the requirements of Section 409A of the Internal Revenue Code. Directors Holcombe, Keane, Rouis, and Rowley participated in the Stock-Based Deferral Plan during 2022. Mr. Gilfeather maintains an account in the Stock-Based Deferral Plan as a result of one-time transfer of a portion of his account balance in the Performance-Based SERP.
Cash-Based Deferral Plan, as amended
During 2022, Bank maintained the Orange County Trust Company Deferred Compensation Plan, as amended to provide a deferred compensation opportunity to certain eligible officers and members of the Boards of Directors of the Company and the Bank. Participants had the opportunity to elect to defer 100% of their compensation to a deferral account under the plan. Interest accrued on each participant’s deferral account balance based on the Prime Rate as published in the Wall Street Journal on the last business day of the preceding plan year, plus one percent. Each participant’s account balance in the Cash-Based Deferred Plan is distributed in accordance with the participant’s election in either (i) a lump sum as soon as practicable following the participant’s termination, or (ii) as an annual benefit paid in monthly installments payable over a period of up to fifteen years. In December 2022, the Cash-Based Deferral Plan was amended, effective January 1, 2023, to freeze the plan to new contributions and capped the interest crediting rate on participant accounts at 5.25%.

PROPOSAL II — APPROVAL OF THE ORANGE COUNTY BANCORP, INC.
2023 EQUITY INCENTIVE PLAN
Overview
On March 16, 2023, the Board of Directors approved the Orange County Bancorp, Inc. 2023 Equity Incentive Plan (the “2023 Plan”), subject to stockholder approval. The purpose of the 2023 Plan is to provide additional incentives for our officers, employees, directors and other service providers, to promote our growth and performance and to further align participant interests with those of our stockholders. We view the use of stock-based awards as an essential part of our executive compensation program and request that our stockholders vote for the 2023 Plan.
As of March 31, 2023, 19,802 shares of Common Stock remain available for grant (“Remaining Shares”) under the Orange County Bancorp, Inc. 2019 Equity Incentive Plan (the “Prior Plan”) and no additional grants will be made under the Prior Plan if the 2023 Plan is approved by our stockholders. Our stockholders are being asked to approve the 2023 Plan to provide for the issuance of 250,000 shares of Common Stock, plus the Remaining Shares under the 2019 Plan. The Company believes that the number of shares of Common Stock under the 2023 Plan would provide us with the opportunity to continue to grant equity-based compensation at appropriate levels for approximately three to five years before stockholder approval for additional shares of Common Stock would be requested, subject to certain conditions such as changes to the broader market or the Company’s human capital strategy.
No awards will be made under the 2023 Plan unless it is approved by our stockholders. If stockholder approval is not obtained, the 2023 Plan will have no effect and the Remaining Shares will be available for grant under the Prior Plan.
Governance Highlights
•
Minimum Vesting.   Minimum vesting period of one year from the date of grant for all awards granted under the 2023 Plan, except under certain limited circumstances and with permitted exceptions up to 5% of the shares reserved under the 2023 Plan may vest in less than one year.

•
No Cash-Out or Repricing of Underwater Options.   No repricing of stock options and no cash buyout of underwater stock options without stockholder approval, except for adjustments with respect to a change in control or an equitable adjustment in connection with certain corporate transactions.

•
Dividends and Dividend Equivalents on Unvested Awards Not Paid Until Vesting.   The 2023 Plan prohibits the payment of dividends on restricted stock or dividend equivalents on restricted stock units (sometimes referred to herein as “RSUs”) until the vesting of the underlying award.

•
Change in Control Definition.   The 2023 Plan does not contain a liberal change in control definition.

•
No Liberal Share Recycling.   The 2023 Plan does not permit liberal share recycling. Shares withheld to satisfy tax withholding or to pay the exercise price of a stock option will not be available for future grants.

•
No Single-Trigger for Vesting of Awards Upon a Change in Control.   The 2023 Plan does not provide for vesting of awards based solely on the occurrence of a change in control, without an accompanying involuntary termination of service (including a termination for good reason, except to the extent an acquiror fails or refuses to assume the awards or replace them with awards issued by the acquiror).

•
Awards Subject to Clawback.   Awards under the 2023 Plan are subject to Company’s clawback policy, federal securities laws and the Nasdaq listing standards for the recovery of incentive-based executive compensation erroneously awarded, along with recoupment for detrimental conduct by a participant.

2023 Plan Summary
The following summary of the material terms of the 2023 Plan is qualified in its entirety by reference to the full text of the 2023 Plan, which is attached as Appendix A to this proxy statement. The 2023 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not intended to be an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974.
Administration of the 2023 Equity Plan
In connection with the approval of the 2023 Plan, the Board of Directors of the Company designated the Compensation Committee of the Company’s Board of Directors as the Administrator of the 2023 Plan (referred to in this section of the Proxy Statement as the “Committee”). If any member of the Committee does not qualify as a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, the Company’s Board of Directors will appoint a subcommittee of the Committee, consisting of at least two members of the Company’s Board of Directors, to grant awards to officers and members of the Company’s Board of Directors who are subject to Section 16 of the Exchange Act, and each member of such subcommittee must satisfy the above requirements. References to the Committee in this summary include and, as appropriate, apply to any such subcommittee. To the extent permitted by law, the Committee may also delegate its authority to one or more persons who are not members of the Company’s Board of Directors, except that no such delegation will be permitted with respect to officers who are subject to Section 16 of the Exchange Act.
Shares Subject to the 2023 Plan
The aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be the sum of (i) 250,000 new shares of Common Stock not previously authorized for issuance under any plan, plus (ii) the Remaining Shares, plus (iii) the number of shares of Common Stock currently subject to outstanding awards under the Prior Plan as of the Effective Date that thereafter expire, or are cancelled, forfeited or otherwise terminated without the issuance of shares of Common Stock, or are settled in cash rather than the issuance of shares of Common Stock, after the effective date of the 2023 Plan. Shares that are used to pay the Option Price of an option, including through net exercise or attestation, or shares that are surrendered for the payment of tax withholding obligations will be counted as issued under the 2023 Plan and will reduce the number of shares available for issuance.
Effective Date
The 2023 Plan will be approved on May 23, 2023, if approved by the Company’s stockholders.
Amendment and Termination
Subject to the requirement that stockholder approval be obtained for certain amendments, the 2023 Plan may be amended or terminated by the Board of Directors of the Company, in whole or in part, but no such action may materially impair any rights or obligations with respect to any awards previously granted under the 2023 Plan.
Repricing Prohibited
The 2023 Plan prohibits the Company from reducing the Option Price of outstanding options, replacing or repurchasing any under water or out of the money options without first receiving stockholder approval and except for adjustments pursuant to the 2023 Plan.
Vesting Restriction
The minimum vesting period for each award granted under the 2023 Plan must be at least one year, provided that up to 5% of the shares authorized for issuance under the 2023 Plan may be issued pursuant to awards with minimum vesting periods of less than one year. In addition, the minimum vesting requirement does not apply to accelerated vesting on account of death, disability, or a change in control of the Company as otherwise permitted by the 2023 Plan.
Eligible Participants
Employees and service providers of the Company and its affiliates and non-employee members of the Company’s and the Bank’s Board of Directors and will be eligible for selection by the Committee for the grant of awards under the 2023 Plan. As of April, 3, 2023 (the most recent practicable date before the printing of this proxy statement), approximately 226 employees of the Company and its subsidiaries and 15 non-employee members of the Company’s and the Bank’s Board of Directors would be eligible for awards under the 2023 Plan. The closing price of the Company common stock on the Nasdaq Capital Market on April 3, 2023 (the most recent practicable date before the printing of this proxy statement), was $43.99 per share.
Types of Awards
The 2023 Plan provides for the grant of performance shares, performance units, restricted stock, restricted stock units (“RSUs”), non-qualified options and incentive options. Incentive options may be granted only to employees of the Company and its affiliates.
Adjustments
The Committee shall make equitable adjustments in the number and class of securities available for issuance under the 2023 Plan (including under any awards then outstanding), the number and type of securities subject to the individual limits set forth in the 2023 Plan, and the terms of any outstanding award, as it determines are necessary and appropriate, to reflect any merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off combination, exchange of shares, distribution to stockholders (other than an ordinary cash dividend), or similar corporate transaction or event.
Performance Shares/Units
The Committee will specify the terms of a performance share or performance unit award in the award agreement. A performance share will have an initial value equal to the fair market value of a share on the date of grant. A performance unit will have an initial value that is established by the Committee at the time of grant. In addition to any non-performance terms applicable to the performance share or performance unit, the Committee will set one or more performance goals which, depending on the extent to which they are met, will determine the number or value of the performance share or unit that will be paid out to the participant. The Committee may provide for payment of earned performance shares/units in cash, shares of the Company’s common stock, other Company securities or any combination thereof. The Committee will also specify any restrictions applicable to the performance share or performance unit award such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period. It is anticipated that the initial grants of any performance shares/units that are made in the first year following stockholder approval of the 2023 Plan will include a time-based vesting component of a minimum of three years.
Performance shares/units will possess voting rights and will accrue dividend equivalents only to the extent provided in the award agreement evidencing the award; provided, however, that rights to dividend equivalents are permitted only to the extent they comply with, or are exempt from, Section 409A of the Code (referred to in this proxy statement as Section 409A). Any rights to dividends or dividend equivalents on performance shares/units or any other award subject to performance conditions will be subject to the same restrictions on vesting and payment as the underlying award.
Performance Measures
A performance objective may be described in terms of company-wide objectives or objectives that are related to a specific division, subsidiary, employer, department, region, or function in which the participant is employed or as some combination of these (as alternatives or otherwise). A performance objective may be measured on an absolute basis or relative to a pre-established target, results for a previous year, the performance of other corporations, or a stock market or other index. The Committee will specify the period over which the performance goals for a particular award will be measured and will determine whether the applicable performance goals have been met with respect to a particular award following the end of the applicable performance period.

Restricted Stock and Restricted Stock Unit (“RSU”)
The Committee will specify the terms of a restricted stock or RSU award in the award agreement, including the number of shares of restricted stock or number of RSUs; any restrictions applicable to the restricted stock or RSUs such as continued service or achievement of performance goals; the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period; the rights of the participant during the restriction period to vote and receive dividends in the case of restricted stock or to receive dividend equivalents in the case of RSUs that accrue dividend equivalents (subject to the limitations described below).
Generally, a participant who receives a restricted stock award will have (during and after the restriction period), all of the rights of a stockholder of the Company with respect to that award, including the right to vote the shares and the right to receive dividends and other distributions to the extent, if any, such shares possess such rights and subject to the limitations described in this paragraph. However, any dividends and other distributions payable on shares of restricted stock during the restriction period shall be subject to the same vesting restrictions as the underlying award. All terms and conditions for the payment of dividends and other distributions will be included in the award agreement and, to the extent required, comply with the requirements of Section 409A.
A participant receiving an RSU award will not possess voting rights and will accrue dividend equivalents on such units only to the extent provided in the award agreement evidencing the award; provided, however, that any dividend equivalents will be subject to the same vesting restrictions as the underlying award. All terms and conditions for payment of dividends equivalents will be included in the award agreement and, to the extent required, comply with the requirements of Section 409A.
Options
An option provides a participant with the right to buy a specified number of shares at a specified price (referred to in the 2023 as the Option Price) after certain conditions have been met. The Committee may grant both nonqualified and incentive options under the 2023 Plan. The tax treatment of nonqualified options is different from the tax treatment of incentive option as explained below. The Committee will determine and specify in the award agreement evidencing an option whether the option is nonqualified or incentive, the number of shares subject to the option, the Option Price and the period of time during which the option may be exercised, any restrictions applicable to the option such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or a change in control, shorten or terminate the restriction period. Generally, (except as otherwise described in the 2023 Plan), no option can be exercisable more than 10 years after the date of grant and the Option Price of an option must be at least equal to the fair market value of a share on the date of grant of the option. However, with respect to an incentive option granted to a participant who is a stockholder holding more than 10% of the Company’s total voting stock, the incentive option cannot be exercisable more than five years after the date of grant and the Option Price must be at least equal to 110% of the fair market value of a share on the date of grant. Dividend equivalents will not be paid with respect to options.
A participant may pay the Option Price under an option in cash; in a cash equivalent approved by the Committee; if approved by the Committee, by tendering previously acquired shares (or delivering a certification or attestation of ownership of such shares) having an aggregate fair market value at the time of exercise equal to the total Option Price (provided that the tendered shares must have been held by the participant for any period required by the Committee); by broker-assisted cashless; by net exercise; by any other means which the Committee determines to be consistent with the 2023 Plan’s purpose and applicable law; or by a combination of these payment methods. No certificate representing a share (to the extent shares are so evidenced) will be delivered until the full Option Price has been paid.
Termination of Service
Subject to certain exceptions, generally, if a participant ceases to perform services for the Company or its affiliates for any reason (i) all of the participant’s restricted stock, RSUs, performance shares, and performance units that were not vested on the date of such cessation shall be forfeited immediately upon such cessation, (ii) all of the participant’s options that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the options and (iii) all of the participant’s options that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation. The Committee may provide in an award agreement (or otherwise) that a participant shall be eligible for a full or prorated award upon a cessation of the participant’s service relationship due to death, disability, involuntary termination without cause, resignation for good reason or retirement. For an award subject to one or more performance objectives, the Committee may provide for payment of any such full or prorated award prior to certification of such performance objectives or without regard to whether they are certified.
A non-employee director’s cessation of service on the Board of Directors shall not be considered a termination of the non-employee director’s service relationship if the former non-employee director continues to provide service to the Company or an affiliate of the Company in another capacity (e.g., as a consultant, employee, or member of an advisory board of the Company or an affiliate of the Company) without interruption in the non-employee director’s period of service; such service in another capacity shall be considered service with the Company or an affiliate of the Company with respect to awards outstanding to the former non-employee director. Similarly, an employee’s termination of employment with the Company or an affiliate of the Company shall not be considered a termination of the employee’s service relationship if the former employee continues to provide service to the Company or an affiliate of the Company in another capacity (e.g., as a consultant or non-employee director) without interruption in the employee’s period of service; such service in another capacity shall be considered service with the Company or an affiliate of the Company with respect to awards outstanding to the former employee.
Change in Control
The Committee may, in its sole discretion, provide that any time-based vesting requirement applicable to an award shall be deemed satisfied in full in the event that a change in control occurs. With respect to an award that is subject to one or more performance objectives, the Committee may, in its sole discretion, provide that in the event of a change in control, achievement of such performance objective shall be determined as of the effective date of the change in control or such performance objective shall be deemed achieved at the target level of performance.
Transferability
No incentive option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the participant’s death to a beneficiary or by will or the laws of descent and distribution. Unless the Committee determines otherwise consistent with securities and other applicable laws, rules and regulations, (i) no award shall be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by a participant other than upon the participant’s death, to a beneficiary or by will or the laws of descent and distribution, and (ii) each option outstanding to a participant may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative (provided that an incentive option may be exercised by such guardian or legal representative only if permitted by the Internal Revenue Code and any regulations promulgated thereunder). In the event of a transfer otherwise permitted by the Committee, appropriate evidence of any transfer to the transferee shall be delivered to the Company at its principal executive office. If all or part of an award is transferred to a transferee, the transferee’s rights thereunder shall be subject to the same restrictions and limitations with respect to the award as the participant. Any permitted transfer of an award will be without payment of consideration by the transferee.
Amendment and Termination
The Company’s Board of Directors or the Committee may at any time terminate and from time to time amend the 2023 Plan in whole or in part, but no such action shall materially adversely affect any rights or obligations with respect to any awards previously granted under the 2023 Plan unless such action is required by applicable law or any listing standards applicable to the Company’s common stock or the affected participants consent in writing. To the extent required by Section 422 of the Code, other applicable law, or any such listing standards that the stockholders are required to approve a specific type of amendment to the 2023 Plan, no such amendment shall be effective unless approved by the stockholders of the Company.
The Committee may amend an outstanding award agreement in a manner not inconsistent with the terms of the 2023 Plan, but the amendment will not be effective without the participant’s written consent if the amendment is materially adverse to the participant. However, the Committee cannot reprice an option except in accordance with the adjustment provisions of the 2023 Plan (as described above) or in connection with a change in control. For this purpose, a repricing generally is an amendment to the terms of an outstanding option that would reduce the Option Price or a cancellation of an outstanding option with a per share Option Price that is more than fair market value at the time of such cancellation in exchange for cash, another award or an option with an Option Price less than the Option Price of the original option.
Deferral Rights
The 2023 Plan provides that eligible participants may be permitted or required to defer certain awards under the terms of the Company’s Stock-Based Deferral Plan.
Clawback, Cancellation and Recoupment of Awards
Awards under the 2023 Plan are subject to the Company’s clawback policy, all applicable federal securities laws relating to clawback, recoupment and cancellation of awards and the Nasdaq listing standards for the recovery of equity-based incentive compensation erroneously awarded.
Certain Federal Income Tax Consequences
The following is intended only as a brief summary of the federal income tax rules relevant to the primary types of awards available for issuance under the 2023 Plan and is based on the terms of the Internal Revenue Code as currently in effect. The applicable statutory provisions are subject to change in the future (possibly with retroactive effect), as are their interpretations and applications. Because federal income tax consequences may vary as a result of individual circumstances, participants are encouraged to consult their personal tax advisors with respect to their tax consequences. The following summary is limited only to United States federal income tax treatment. It does not address state, local, gift, estate, social security or foreign tax consequences, which may be substantially different.
Performance Share/Unit Awards
A participant generally is not taxed upon the grant of a Performance Share/Unit. The participant will recognize taxable income at the time of settlement of the Performance Share/Unit in an amount equal to the fair market value of the shares received upon settlement (subject to the short swing profits rule). The income recognized will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant. Any gain or loss recognized upon the disposition of the shares acquired pursuant to settlement of a Performance Share/Unit will qualify as long-term capital gain or loss if the shares have been held for more than one year after settlement.
Restricted Stock Awards
A participant generally will recognize taxable ordinary income upon the receipt of shares as a restricted stock award if the shares are not subject to a substantial risk of forfeiture. The income recognized will be equal to the fair market value of the shares at the time of receipt less any purchase price paid for the shares. If the shares are subject to a substantial risk of forfeiture, the participant generally will recognize taxable ordinary income when the substantial risk of forfeiture lapses. If the substantial risk of forfeiture lapses in increments over several years, the participant will recognize income in each year in which the substantial risk of forfeiture lapses as to an increment. If the participant cannot sell the shares without being subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule), the shares will be treated as subject to a substantial risk of forfeiture. The income recognized upon lapse of a substantial risk of forfeiture will be equal to the fair market value of the shares determined as of the time that the substantial risk of forfeiture lapses less any purchase price paid for the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant, subject to the requirements of Section 162(m), as applicable.
Alternatively, if the shares are subject to a substantial risk of forfeiture, the participant may make a timely election under Section 83(b) of the Code (referred to in this proxy statement as Section 83(b)) to recognize ordinary income for the taxable year in which the participant received the shares in an amount equal to the fair market value of the shares at that time. That income will be taxable at ordinary income tax rates. If a participant makes a timely Section 83(b) election, the participant will not recognize income at the time the substantial risk of forfeiture lapses with respect to the shares. At the time of disposition of the shares, a participant who has made a timely Section 83(b) election will recognize capital gain or loss in an amount equal to the difference between the amount realized upon sale and the ordinary income recognized upon receipt of the share (increased by the amount paid for the shares, if any). If the participant forfeits the shares after making a Section 83(b) election, the participant is not entitled to a deduction with respect to the income recognized as a result of the election but will be entitled to a capital loss equal to the excess (if any) of the amount paid for the shares (if any) over the amount realized upon forfeiture (if any). To be timely, the Section 83(b) election must be made within 30 days after the participant receives the shares. The Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant at the time of the election.
Restricted Stock Units
A participant generally is not taxed upon the grant of an RSU. Generally, if an RSU is designed to be paid on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, then at the time of payment the participant will recognize ordinary income equal to the amount of cash and the fair market value of the shares received by the participant (subject to the short swing profits rule) and the Company will be entitled to an income tax deduction for the same amount, subject to the requirements of Section 162(m), as applicable. However, if an RSU is not designed to be paid on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, the RSU may be deemed a nonqualified deferred compensation plan under Section 409A. In that case, if the RSU is designed to meet the requirements of Section 409A, then at the time of payment the participant will recognize ordinary income equal to the amount of cash and the fair market value of the shares received by the participant, and the Company will be entitled to an income tax deduction for the same amount. However, if the RSU is not designed to meet the requirements of Section 409A, the participant will be subject to ordinary income when the substantial risk of forfeiture lapses as well as an additional twenty percent (20%) excise tax, and additional tax could be imposed each following year.
Nonqualified Options
A participant generally is not taxed upon the grant of a nonqualified option, unless the nonqualified option has a readily ascertainable fair market value. However, the participant must recognize ordinary income upon exercise of a nonqualified option in an amount equal to the difference between the nonqualified option’s Option Price and the fair market value of the shares acquired on the date of exercise (subject to the short swing profits rule). The Company generally will have a deduction in an amount equal to the amount of ordinary income recognized by the participant in the Company’s tax year during which the participant recognizes ordinary income.
Upon the sale of shares acquired pursuant to the exercise of a nonqualified option, the participant will recognize capital gain or loss to the extent that the amount realized from the sale is different than the fair market value of the shares on the date of exercise (or, if the participant was subject to Section 16(b) of the Exchange Act and did not make a timely election under Section 83(b), the fair market value on the delayed determination date, if applicable). This gain or loss will be long-term capital gain or loss if the shares have been held for more than one year after exercise.
Incentive Options
A participant is not taxed on the grant or exercise of an incentive option. The difference between the Option Price and the fair market value of the shares covered by the incentive option on the exercise date will, however, be a preference item for purposes of the alternative minimum tax. If a participant holds the shares acquired upon exercise of an incentive option for at least two years following the incentive option grant date and at least one year following exercise, the participant’s gain or loss, if any, upon a subsequent disposition of the shares is long-term capital gain or loss. The amount of the gain or loss is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the Option Price). If a participant disposes of shares acquired pursuant to exercise of an incentive option before satisfying these holding periods and realizes an amount in excess of the Option Price, the amount realized will be taxed to the participant as ordinary income up to the fair market value of the shares on the exercise date and any additional amount realized will be taxable to the participant as capital gain in the year of disposition; however, if the Option Price exceeds the amount realized on sale, the difference will be taxed to the participant as a capital loss. The Company is not entitled to a federal income tax deduction on the grant or exercise of an incentive option or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to any ordinary income recognized by the participant.
In order for an option to qualify as an incentive option for federal income tax purposes, the grant of the option must satisfy various other conditions specified in the Internal Revenue Code. In the event an option intended to be an incentive option fails to qualify as an incentive option, it will be taxed as a nonqualified option, as described above.
New Plan Benefits
Any awards under the 2023 Plan will be subject to the discretion of the Administrator of the 2023 Plan and therefore is currently not possible to determine future awards.
Equity Compensation Plan Information
The following table provides information about our equity compensation plans as of December 31, 2022.
Plan category	Number of securities to be issued upon exercise of outstanding, options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	—	19,802
Equity compensation plans not approved by security holders	—	—	—
The Company’s Board of Directors recommends that stockholders vote “FOR” the approval of the Orange County Bancorp, Inc. 2023 Equity Incentive Plan.

PROPOSAL III — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Company has approved the engagement of Crowe LLP to be our independent registered public accounting firm for the year ending December 31, 2023, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Crowe LLP for the year ending December 31, 2023. A representative of Crowe LLP is expected to attend the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.
Even if the engagement of Crowe LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.
Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe LLP during the years ended December 31, 2022 and 2021.
	Year ended December 31, 2022		Year Ended December 31, 2021
Audit Fees		$418,147	$479,948
Audit-Related Fees	$	―	$115,000
Tax Fees		―	―
All Other Fees		―	―
Audit Fees.   Audit fees include aggregate fees billed for professional services for the audit of the Company’s annual consolidated financial statements, limited review of quarterly condensed consolidated financial statements included in periodic reports filed with the Securities and Exchange Commission, and consent procedures for the Form S-3 and Form S-8 filings, including out-of-pocket expenses.
Audit-Related Fees.   Audit-related fees include fees billed for non-audit professional services, including fees billed in connection with our initial public stock offering in 2021.
The Audit Committee has considered whether the provision of non-audit services, which relate primarily to services provided in connection with our initial public stock offering, is compatible with maintaining the independence of Crowe LLP. The Audit Committee concluded that performing such services does not affect the independence of Crowe LLP in performing its function as our independent registered public accounting firm.
The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees billed and paid during the year ended December 31, 2022, as indicated in the table above.
The Board of Directors recommends a vote “FOR” the ratification of Crowe LLP as independent registered public accounting firm for the year ending December 31, 2023.

STOCKHOLDER PROPOSALS AND NOMINATIONS
In order to be eligible for inclusion in the proxy materials for our 2024 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Orange County Bancorp, Inc.’s executive office, 212 Dolson Avenue, Middletown, New York 10940, no later than December 16, 2023, which is 120 days prior to the anniversary of the date we expect to mail these proxy materials. If the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
Under new SEC Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the Company’s annual meeting of stockholders to be held in 2023 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is March 25, 2024.
In addition to the requirement set forth under SEC Rule 14a-19, in order to be brought before an annual meeting of stockholders, any new business or a director nomination proposed by a stockholder must be stated in writing and received by our Corporate Secretary at least 90 days prior to the date of the anniversary date of the previous year’s annual meeting. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no later than February 23, 2024. If notice is received after February 23, 2024, the proposal or nomination will be considered untimely, and we will not be required to present the matter at the stockholders meeting. In order for a stockholder to make a director nomination, such stockholder or group of stockholders must beneficially own more than 5% of the Company’s outstanding common stock and have held such stock for at least one year prior to the date of the nomination.
Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.
OTHER MATTERS
The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.
MISCELLANEOUS
A COPY OF ORANGE COUNTY BANCORP, INC.’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2022 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY OR BY CALLING 845-341-5000.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
Orange County Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, 2022 Form 10-K and the 2022 Annual Report are each available on the Internet at www.envisionreports.com/OBT.
By Order of the Board of Directors
/s/ Jennifer Staub
Jennifer Staub
Corporate Secretary
Middletown, New York
April 14, 2023

APPENDIX A
THE ORANGE COUNTY BANCORP, INC.
2023 EQUITY INCENTIVE PLAN
Article 1   General
1.1.   Establishment/Duration.   This Orange County Bancorp, Inc. 2023 Equity Incentive Plan is effective upon its approval by the Company stockholders (the “Effective Date”). The Plan will remain in effect as long as any Awards under the Plan are outstanding, provided however, that no Awards may be granted under the Plan after the day immediately prior to the tenth (10th) anniversary of the Effective Date. The Plan is intended to replace the “Prior Plan” (as defined in Article 12) and no further Awards will be granted under the Prior Plan on and after the Effective Date. The Prior Plan will remain in existence solely for the purpose of administering outstanding grants under the Prior Plan. Any shares of Common Stock that had not been granted under the Prior Plan will become available for issuance pursuant to Awards granted under this Plan. All Awards granted under this Plan will be subject to the terms of this Plan and the respective Award Agreements.
1.2.   Purpose.   The purpose of this Plan is to promote long-term financial success of the Company and its Affiliates by providing a means to attract, retain and award Employees, Directors and/or Consultants who are responsible for the future growth and continued success of the Company. This Plan also aligns the interests of Participants with those of the Company’s stockholders through the ownership of Common Stock.
1.3.   Types of Awards.   This Plan provides for the grant of the Incentive Options, Nonqualified Options, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Share Awards and Performance Unit Awards.
Article 2    Eligibility and Participation
2.1.   General.   An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:
(a)
The individual is either (i) an Employee of the Company or an Affiliate, or (ii) a Director of the Company or an Affiliate, or (iii) a Consultant or other service provider that provides services to the Company or an Affiliate.

(b)
With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under this Article 2 and is an Employee; provided, however, an Employee who is a Ten Percent Stockholder may only be granted an Incentive Option if the Option Price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock, and the Option Period does not exceed five (5) years.

(c)
With respect to the grant of substitute Awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization, or other transaction involving the Company or an Affiliate, the Administrator may grant Awards upon such terms and conditions as it determines to be appropriate; provided that the recipient is otherwise eligible to receive the Award and the terms of the Award are consistent with the Plan and applicable laws, rules, and regulations (including, to the extent necessary, the federal securities laws registration provisions and Section 409A, and Sections 422(b) and 424(a) of the Code).

(d)
The individual, being otherwise eligible under this Section 2.1 is selected by the Administrator as a Participant in the Plan.

2.2.   Grants; Award Agreements.    The Administrator will designate individuals to whom Awards are to be made and will specify the number of shares of Common Stock, if any, subject to each Award and the other terms and conditions of Awards. Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such terms, conditions, and restrictions as may be determined by the Administrator, subject to the terms of the Plan.

Article 3    Shares Subject to Plan and Award Limitations
3.1.   Shares Available for Awards.   Subject to adjustments as provided in Section 3.4, the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be the sum of (i) 250,000 new shares of Common Stock not previously authorized for issuance under any plan, plus (ii) the number of shares of Common Stock previously authorized for awards under the Prior Plan and not previously issued under or currently subject to any outstanding award under the Prior Plan as of the Effective Date, plus (iii) the number of shares of Common Stock currently subject to outstanding awards under the Prior Plan as of the Effective Date that thereafter expire, or are cancelled, forfeited or otherwise terminated without the issuance of shares of Common Stock, or are settled in cash rather than the issuance of shares of Common Stock, after the Effective Date. The aggregate number of shares of Common Stock with respect to which Incentive Options may be granted under the Plan shall be 100,000 shares. Shares of Common Stock delivered under the Plan shall be authorized but unissued shares or shares purchased on the open market or by private purchase. The Company hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.
3.2.   Fiscal Year Award Limits.   Subject to the overall limitations of Section 3.1 above, during any Fiscal Year, a Director may not receive Awards with an aggregate Award date Fair Market Value in excess of $500,000.
3.3.   Shares Not Subject to Limitations.    The following will not be applied to the share limitations of Section 3.1 above:
(a)
Dividends, including dividends paid in shares of Common Stock, or dividend equivalents paid in cash in connection with outstanding Awards;

(b)
Awards which are settled in cash rather than the issuance of shares of Common Stock; and

(c)
Any shares of Common Stock subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares of Common Stock underlying the Award. However, any shares of Common Stock surrendered by a Participant or withheld by the Company to pay the Option Price or purchase price for an Award or used to satisfy any tax withholding requirement in connection with the exercise, vesting, or earning of an Award (if in accordance with the terms of the Plan, a Participant pays such Option Price or purchase price or satisfies such tax withholding by either tendering previously owned shares of Common Stock or having the Company withhold shares) shall be subject to the share limitations of Section 3.1 above

Notwithstanding anything to contrary contained herein, if the tax withholding obligation under an Award is satisfied by the Company retaining shares or by the Participant tendering shares (either by actual delivery or attestation), the number of shares so retained or tendered shall be deemed delivered and shall not be available for further Awards under the Plan.
3.4.   Adjustments and Substitution of Awards.   If there is any change in the outstanding shares of Common Stock because of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, spin-off, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company affecting the Common Stock, which the Administrator determines affects the Common Stock such that an adjustment or substitution is appropriate, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such substitutions or adjustments to the terms of Awards and to any provisions of the Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable. Notwithstanding the foregoing, unless the Administrator determines otherwise, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof, shall be made with respect to, outstanding Awards. All adjustments and substitutions shall be made (i) consistent with Code Section 424 in the case of Incentive Options so as not to result in any disqualification, modification, extension, or renewal of any Incentive Option, and (ii) otherwise in a manner compliant with Section 409A.

Article 4    Options
4.1.   Grant of Options.    Subject to the terms of the Plan, the Administrator may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options shall only be granted to Employees. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.
4.2.   Option Agreement.    Each Option grant shall be evidenced by an Agreement that shall specify the date of grant, the Option Price, the term of the Option, the number of shares of Common Stock to which the Option pertains, whether the Option is an Incentive Option or a Nonqualified Option, the conditions upon which the Option shall become vested and exercisable, and such other provisions as the Administrator shall determine that are not inconsistent with the terms of the Plan.
4.3.   Option Price; Repricing; No Reloads; No Cash Buy-Out without Stockholder Approval.    The Option Price shall be established by the Administrator and stated in the Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than one hundred percent (100%) of the Fair Market Value per share of the Common Stock on the date the Option is granted (or one hundred ten percent (110%) of the Fair Market Value with respect to Incentive Options granted to a Ten Percent Stockholder); and (ii) in no event shall the Option Price per share of any Option be less than the par value per share of the Common Stock. As provided in 9.4(a) of the Plan, except for adjustments made pursuant to Section 3.4, the Option Price for any outstanding Option may not be decreased after the date of grant, nor may any outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower Option Price than the original Option, without stockholder approval of any such action. No Option may include provisions that entitle a Participant to the automatic “reload” grant of additional Options in connection with the exercise or expiration of the original Option. Under no circumstances will any Option with an Option Price as of an applicable date that is greater than the Fair Market Value of a share of Common Stock as of the same date that was granted under the Plan be bought back by the Company without stockholder approval.
4.4.   Option Period; Exercise of Options.    The Option Period shall be determined by the Administrator at the time the Option is granted, shall be stated in the Agreement, and shall not extend more than ten (10) years from the date on which the Option is granted (or five (5) years with respect to Incentive Options granted to a Ten Percent Stockholder). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate.
4.5.   No Deferral Feature.    No Option shall have any feature that would allow for the deferral of compensation (within the meaning of Section 409A) other than the deferral of recognition of income until the later of the exercise or disposition of the Option or the time the shares acquired subject to the exercise of the Option first become substantially vested (as defined in Treasury Regulation Section 1.83-3(b)).
4.6.   Exercise of Options.
(a)
The period or periods during which, and conditions pursuant to which, an Option may become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan. An Option granted under the Plan that is exercisable may be exercised with respect to any number of whole shares less than the full number of whole shares for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan and the applicable Agreement with respect to remaining shares subject to the Option.

(b)
An Option that is exercisable may be exercised by giving notice of exercise specifying the number of shares of Common Stock to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such terms, conditions, and restrictions as may be established by the Administrator or its designee, which terms, conditions, and restrictions need not be the same for each grant or for each Participant.

(c)
To the extent required under Section 422 of the Code, in no event shall there first become exercisable by an Employee in any one (1) calendar year Incentive Options granted by the Company or an Affiliate with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than One Hundred Thousand Dollars ($100,000).

4.7.   Payment.    Unless an Agreement provides otherwise, payment upon exercise of an Option shall be in the form of cash or cash equivalent; provided that, where permitted by the Administrator and applicable laws, rules, and regulations, payment may also be made:
(a)
By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for a time period determined by the Administrator and otherwise acceptable to the Administrator;

(b)
By shares of Common Stock withheld upon exercise;

(c)
By delivery of notice of exercise to the Administrator or its designee and delivery to a broker of notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Option Price;

(d)
By such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or

(e)
By any combination of the foregoing methods.

Shares of Common Stock tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value.
4.8.   Nontransferability.    Except as otherwise permitted by Code Section 422, an Incentive Option granted to a Participant shall be exercisable, prior to its expiration date, during the Participant’s lifetime solely by such Participant (or in the event of such Participant’s legal incapacity or incompetency, such Participant’s guardian or legal representative). Incentive Options shall not be transferable (including by sale, assignment, pledge, or hypothecation) except by will, the laws of intestate succession or beneficiary designation (in accordance with Section 422 of the Code and related regulations, and registration provisions of the Securities Act). A Nonqualified Option granted to a Participant shall be exercisable, prior to its expiration date, during the Participant’s lifetime solely by such Participant (or in the event such Participant’s legal incapacity or incompetency, such Participant’s guardian or legal representative). Nonqualified Options shall not be transferable (including by sale, assignment, pledge, or hypothecation) except by will, the laws of intestate succession or beneficiary designation (in accordance with applicable law, including the Code and registration provisions of the Securities Act). No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant. The designation of a beneficiary in accordance with Section 11.10 shall not constitute a prohibited transfer.
4.9.   Disqualifying Dispositions.    If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two (2) years following the date of grant or one (1) year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Administrator in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.
4.10.   Administrative Determination.    Subject to the terms of the Plan and consistent with Article 11, the Administrator shall have the sole authority to determine whether and to what degree Options vest and are forfeited and to interpret the terms and conditions of Options.
Article 5    Restricted Stock
5.1.   Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, Restricted Stock may be granted to a Participant in such number, upon such terms, and at any time as shall be determined by the Administrator, in its sole discretion. As determined by the Administrator, each Restricted Stock Award shall be evidenced by an Agreement that specifies the number of shares of Restricted Stock granted, the Restriction Period, and such other provisions as the Administrator shall determine that are not inconsistent with the terms of the Plan. Such Restricted Stock Awards may be subject to certain conditions, which conditions must be met in order for the Restricted Stock Award to vest or be earned (in whole or in part) and no longer subject to forfeiture. The Administrator shall determine the Restriction Period, and shall determine the conditions which must be met in order for a Restricted Stock Award to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price for the Restricted Stock, attainment of performance goals, continued service or employment for a certain period of time (or combination of attainment of performance goals and continued service), Retirement, Disability, death, or any combination of such conditions.
5.2.   Certificates.    Upon an Award of Restricted Stock to a Participant, shares of restricted Common Stock shall be registered in the Participant’s name. Certificates, if issued, may either (i) be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse, and/or (ii) be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders. If required by the Administrator, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant or registered in the Participant’s name on the Company’s or transfer agent’s records; provided, however, that the Committee may cause such legend or legends to be placed on any such certificates as it may deem advisable under the terms of the Plan and the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state law. Concurrently with the lapse of any risk of forfeiture applicable to the Restricted Stock, the Participant shall be required to pay to the Company an amount necessary to satisfy any applicable federal, state and local tax requirements as set forth in the Plan.
5.3.   Administrative Determination.    Unless the Administrator determines otherwise, each Agreement shall set forth the extent to which a Participant shall vest in or forfeit a Restricted Stock Award following termination of the Participant’s employment with or provision of services to the Company or any Affiliate, as the case may be. Such provisions shall be determined in the sole discretion of the Administrator, shall be included in the Agreement entered into with each Participant, need not be uniform among all shares of Restricted Stock and may reflect distinctions based on the reasons for termination. Subject to the terms of the Plan and consistent with Article 9, the Administrator shall have the authority and power to determine whether or not the conditions of the Restricted Stock Award have been met and to determine the terms and conditions of Restricted Stock Awards.
5.4.   Nontransferability.    Restricted Stock Awards shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than by will, the laws of intestate succession or beneficiary designation; and shares of Restricted Stock may not be sold, transferred, assigned, pledged or otherwise encumbered until the restrictions thereon lapse. The designation of a beneficiary in accordance with Section 11.10 shall not constitute a prohibited transfer.
Article 6    Restricted Stock Units
6.1.   Grant of Restricted Stock Units.    Subject to the terms of the Plan, the Administrator may in its discretion grant Restricted Stock Unit Award to Participants in such numbers, upon such terms and conditions, and at such times as the Administrator shall determine. Each grant of Restricted Stock Units shall be evidenced by an Agreement that shall specify the number of Restricted Stock Units granted, the Restriction Period, and such other provisions as the Administrator shall determine that are not inconsistent with the terms of the Plan. Such Restricted Stock Units may be subject to certain conditions, which conditions must be met in order for the Restricted Stock Unit Award to vest or be earned (in whole or in part) and no longer subject to forfeiture. The Administrator shall determine the Restriction Period, and shall determine the conditions which must be met in order for a Restricted Stock Unit Award to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price for the Restricted Stock Unit Award, attainment of performance goals, continued service or employment for a certain period of time (or a combination of attainment of performance goals and continued service), Retirement, Disability, death, or any combination of such conditions. In the case of Restricted Stock Unit Awards based upon performance measures, or a combination of performance measures and continued service, the Administrator shall determine the performance measures and performance goals applicable to such Restricted Stock Unit Awards.
6.2.   Administrative Determination.    Unless the Administrator determines otherwise in the Agreement (taking into account applicable law, including Section 409A), if the employment or service of a Participant shall terminate for any reason and all or part of a Restricted Stock Unit Award has not vested or been earned pursuant to the terms of the Plan and the Agreement, such Award, to the extent not then earned, shall be forfeited immediately upon the Participant’s Separation from Service and the Participant shall have no further rights with respect thereto. Subject to the terms of the Plan and consistent with Article 11 and Section 409A, the Administrator shall have the sole authority to determine whether and to what degree the Restricted Stock Unit Awards have vested or have been earned and are payable, and to interpret the terms and conditions of the Restricted Stock Unit Awards.
6.3.   Time and Form of Payment.    Restricted Stock Units shall be payable in cash or whole shares of Common Stock, or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the Plan and in the discretion of the Administrator. Subject to Section 6.4, in the absence of other payment arrangements in the Agreement in accordance with Section 409A, payments related to Restricted Stock Units shall be made in a lump sum within ninety- (90-) calendar days of the end of the Restriction Period; provided that if such ninety- (90-) day period begins in one (1) calendar year and ends in another calendar year, the Participant shall have no right to designate the calendar year of payment. Issuance of shares shall be made in accordance with Section 11.1.
6.4.   Payments to Specified Employees.    Notwithstanding anything to the contrary in Section 6.3 or Section 11.1, Restricted Stock Units payable upon a Separation from Service of a Specified Employee, to the extent such Restricted Stock Units constitute nonqualified deferred compensation subject to Section 409A, shall not be paid or issued until within the thirty- (30-) day period commencing with the first day of the seventh month following the month of the Specified Employee’s Separation from Service (provided that if such thirty- (30-) day period begins in one (1) calendar year and ends in another calendar year, the Participant shall have no right to designate the calendar year of payment).
6.5.   Nontransferability.    Restricted Stock Unit Awards shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than by will, the laws of intestate succession, or beneficiary designation. The designation of a beneficiary in accordance with Section 11.10 shall not constitute a prohibited transfer.
Article 7    Performance Awards
7.1.   Grant of Performance Awards.    Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such Participants in such amounts, upon such terms and conditions and at such times as the Administrator shall determine. The Administrator shall determine the nature, length, and starting date of the Performance Period during which a Performance Award may be earned, and shall determine the conditions which must be met in order for a Performance Award to vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance goals, continued service or employment for a certain period of time, or a combination of such conditions. In the case of Performance Awards based upon performance measures, or a combination of performance measures and continued service, the Administrator shall determine the performance measures and performance goals applicable to such Performance Awards.
7.2.   Performance Awards.    Performance Awards may be in the form of Performance Shares and Performance Units. As specified in an Agreement, (i) an Award of a Performance Share is a grant of a right to receive shares of Common Stock (or cash equal to the Fair Market Value thereof or a combination thereof) which is contingent upon the achievement of performance or other objectives during a specified period (including, without limitation, a Performance Period) and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock; and (ii) an Award of a Performance Unit is a grant of a right to receive shares of Common Stock (or cash equal to the Fair Market Value thereof, or a combination thereof) in the future, which is contingent upon the achievement of performance or other objectives during a specified period (including, without limitation, a Performance Period), and which has an initial value determined in a dollar amount established by the Administrator at the time of grant.

7.3.   Time and Form of Payment.    Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Subject to Section 7.4, in the absence of other payment arrangements in the Agreement in accordance with Section 409A, payments related to Performance Awards shall be made in a lump sum within ninety (90) calendar days of the end of the Performance Period; provided that if such ninety- (90-) day period begins in one (1) calendar year and ends in another calendar year, the Participant shall have no right to designate the calendar year of payment. Any issuance of shares shall be made in accordance with Section 11.1.
7.4.   Payments to Specified Employees.    Notwithstanding anything to the contrary in Section 7.3 or Section 11.1, Performance Awards payable upon a Separation from Service of a Specified Employee, to the extent they constitute nonqualified deferred compensation subject to Section 409A, shall not be paid or issued until within the thirty- (30-) day period commencing with the first day of the seventh month following the month of the Specified Employee’s Separation from Service (provided that if such thirty- (30-) day period begins in one (1) calendar year and ends in another calendar year, the Participant shall have no right to designate the calendar year of payment).
7.5.   Nontransferability.    Performance Awards shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than by will, the laws of intestate succession, or beneficiary designation; and shares of Common Stock subject to a Performance Award may not be sold, transferred, assigned, pledged, or otherwise encumbered until the Performance Period has expired and all conditions to earning the Award have been met. The designation of a beneficiary in accordance with Section 11.10 shall not constitute a prohibited transfer.
Article 8    Termination of Service, Blackout Periods and Change of Control
8.1   Termination of Service.
(a)
Except as otherwise provided by the Administrator, if a Participant ceases to be an Employee, Director (including a director emeritus or an advisory director) or Consultant of, or to otherwise perform services for, the Company and/or an Affiliate for any reason (“Termination of Service”) (i) all of the Participant’s Options that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the Options (ii) all of the Participant’s Options that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation, and (iii) all of the Participant’s Restricted Stock Awards, Restricted Stock Units, Performance Shares and Performance Units that were not vested on the date of such cessation shall be forfeited immediately upon such cessation.

(b)
The Committee may, in its sole discretion and in such manner as it may from time to time prescribe (including, but not by way of limitation, in granting an Award or in an individual employment agreement, severance plan or individual severance agreement), provide that a Participant shall be eligible for a full or prorated Award in the event of a cessation of the Participant’s service relationship with the Company or an Affiliate due to death, Disability, Involuntary Termination without cause or resignation for good reason. With respect to Awards that are subject to one or more performance objectives, the Committee may, in its sole discretion, provide that any such full or prorated Award will be paid prior to when any or all such performance objectives are certified (or without regard to whether they are certified) in the event of a cessation of the Participant’s service relationship with the employer due to death, Disability, Involuntary Termination without cause or resignation for good reason.

(c)
The transfer of an Employee from the Company to an Affiliate, from an Affiliate to the Company, or from one Affiliate to another shall not be considered a termination of employment. Consistent with the provisions of Code Section 409A (as applicable), it shall not be considered a termination of employment if an Employee is placed on military, disability or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship. If an Employee’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of employment shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Employee transfers his or her employment or other service relationship to the Company or its remaining Affiliate.
(d)
With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

8.2   Special Rule for Company Blackout Periods.    The Company has established a securities trading policy (the “Policy”) relative to disclosure and trading on inside information as described in the Policy. Under the Policy, certain Employees and Directors of the Company are prohibited from trading stock or other securities of the Company during certain “blackout periods” as described in the Policy. If, under the above provisions or the terms of the applicable Award Agreement, the last date on which an Option can be exercised falls within a blackout period imposed by the Policy, the applicable exercise period shall automatically be extended by this Section 8.2 by a number of days equal to the number of United States business days that the applicable blackout period is in effect. The Administrator shall interpret and apply the extension automatically provided by the preceding sentence to ensure that in no event shall the term of any Option expire during an imposed blackout period.
8.3   Change in Control.
(a)
The Administrator may, in its sole discretion and in such manner as it may from time to time prescribe (including, but not by way of limitation, in granting an Award or in an individual employment agreement, severance plan or individual severance agreement), provide that a Participant shall be eligible for a full or prorated Award in the event that both a Change in Control and a cessation of the Participant’s service relationship with the Employer occurs or if the surviving entity in such Change in Control does not assume or replace the Award in the Change in Control. With respect to Awards that are subject to one or more performance objectives, the Committee may, in its sole discretion, provide that any such full or prorated Award will be paid under the provisions of this Section 8.3 prior to when any or all such performance objectives are certified (or without regard to whether they are certified).

(b)
In the event of a Change in Control, the Administrator may, in its discretion, cause each Award to be assumed or for an equivalent Award to be substituted by the successor corporation or a parent or subsidiary of such successor corporation and adjusted as appropriate. In addition or in the alternative, the Administrator may, in its discretion, cancel all or certain types of outstanding Awards at or immediately prior to the time of the Change in Control provided that the Administrator either (i) provides that the Participant is entitled to a payment (in cash or shares) equal to the value of the portion of the Award that would be vested upon the corporate transaction, as determined below and to the extent there is any such value, or (ii) at least 15 days prior to the Change in Control (or, if not feasible to provide 15 days’ notice, within a reasonable period prior to the Change in Control), notifies the Participant that, subject to rescission if the Change in Control is not successfully completed within a certain period, the Award will be terminated and, if the Award is an Option or similar right, provides the Participant the right to exercise the portion of the Option or similar right that would be vested upon the Change in Control prior to the Change in Control. For this purpose, the value of the Award that would be vested upon the Change in Control shall be measured as of the date of the Change in Control and shall equal the value of the cash, shares or other property that would be payable to the Participant for such vested Award (or, if the Award is an Option or similar right, upon exercise of the vested Award) less the amount of any payment required to be tendered by the Participant upon such exercise. The Administrator may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash settlement and, in the case of Options or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the per share amount payable upon or in respect of such event over the exercise price of such Option or similar right and may cancel each Option or similar right with an exercise price greater than the per share amount payable upon or in respect of such event without any payment to the person holding such Option or similar right. For example, under this provision, in connection with a Change in Control, the

Administrator is permitted to cancel all outstanding Options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to the Change in Control if their vested Options had been fully exercised immediately prior to such Change in Control, less the aggregate Option Exercise Price that would have been payable therefor, or if the amount that would have been payable to the Option holders pursuant to such Change in Control if their vested Options had been fully exercised immediately prior thereto would be less than the aggregate Option Exercise Price that would have been payable therefor, the Administrator can cancel any or all such Options for no consideration or payment of any kind. Payment of any amount payable pursuant to this cancellation provision may be made in cash or, if the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Administrator’s discretion. Any actions taken pursuant to this Section 8.3(b) shall be valid with respect to an Award subject to Section 409A only to the extent that such action complies with Section 409A.
Article 9    Generally Applicable Provisions
9.1.   Dividends and Dividend Equivalents.    Except with regard to Options, the Administrator may, in its sole discretion and subject to compliance with applicable law including Section 409A, provide that Awards granted under the Plan earn dividends or dividend equivalents. Any dividends or dividends equivalents awarded will be subject to the same vesting requirements as the underlying Award and in no event will dividends or dividend equivalents be paid to a Participant on any such Award prior to the date in which the Award becomes vested.
9.2.   Restrictions on Common Stock.    If the Administrator determines that the listing, registration or qualification upon any securities exchange or under any law of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Common Stock thereunder, no such Award may be exercised in whole or in part (as applicable), no such Award may be paid out (as applicable) and no shares may be issued pursuant to such Award (as applicable) unless such listing, registration or qualification is effected free of any conditions not acceptable to the Administrator. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any listing standards applicable to the Common Stock and any applicable federal or state laws, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Administrator may rely upon an opinion of counsel for the Company.
Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable state and federal laws (including, without limitation and if applicable, the requirements of the Securities Act of 1933), and any applicable requirements of any securities exchange or similar entity.
9.3.   Amendment and Termination of the Plan.
(a)
The Plan may be amended, altered, or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required by applicable law, rule, or regulation; (ii) except for adjustments made pursuant to Section 3.4, the Option Price for any outstanding Option under the Plan may not be decreased after the date of grant, nor may any outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower Option Price or base price than the original, as the case may be, without stockholder approval of any such action; and (iii) there shall be no cash-outs of Options without stockholder approval thereof.

(b)
Subject to Section 409A, the Administrator may amend, alter, or terminate any Award granted under the Plan, prospectively or retroactively; provided, however, except as otherwise provided in Section 11.19 and 11.20 of the Plan, such amendment, alteration, or termination of an Award shall not, without the consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.
9.4.   Adjustment of Awards upon the Occurrence of Certain Events.    Subject to compliance with the provisions of the Plan, the Administrator shall have authority to make adjustments to the terms and conditions of Awards in recognition of certain events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable laws, rules, or regulations; provided, however, that all adjustments shall be made in a manner compliant with Section 409A.
9.5.   Cash Settlement.    Notwithstanding any provision of the Plan, an Award or an Agreement to the contrary, the Administrator may cause any Award granted under the Plan to be canceled in consideration of a substitute award or cash payment of an equivalent cash value, as determined by the Administrator, made to the holder of such canceled Award; provided that the Administrator shall consider the effect of Section 409A and Section 424(a) of the Code.
9.6.   Minimum Vesting Requirement.    Notwithstanding anything herein to the contrary, each Award shall vest no earlier than the one-year anniversary of the date of grant of the Award; provided, however, that: (i) up to 5% of the aggregate number of Awards under the Plan, as such may be adjusted pursuant to Section 3.4, may be issued pursuant to Awards that do not satisfy this minimum vesting requirement; and (ii) the Administrator may provide for accelerated vesting of an Award in full or in part prior to the one-year anniversary of the date of grant of the Award pursuant to Section 8.1.
Article 10    Administration
10.1.   General.    The Plan shall be administered by the Administrator; provided, however, (i) the Board shall have sole authority to grant Awards to Directors who are not Employees, and (ii) the Committee shall have sole authority to grant Awards to Employees subject to Rule 16b-3.
10.2.   Authority of Administrator.    Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority:
(a)
to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all provisions (including terms, conditions, restrictions, and limitations) of an Award, which need not be identical; and to make non-uniform and selective Awards, determinations, amendments and adjustments, and to enter into non-uniform and selective Agreements;

(b)
to prescribe the form or forms of the Agreements evidencing any Awards granted under the Plan;

(c)
to establish, amend, and rescind rules and regulations for the administration of the Plan; and

(d)
to construe and interpret the Plan, Awards, and Agreements made under the Plan; to establish, amend, and revoke rules and regulations for the Plan’s administration; and to interpret rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan (including, without limitation, the determination of Fair Market Value).

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of the Plan shall be final and conclusive.
The Administrator shall also have authority, in its sole discretion (except to the extent precluded by Section 409A and as otherwise prohibited by the Plan) to modify or extend the terms and conditions for exercise, vesting, or earning of an Award, and to correct any defect, omission, or inconsistency in any Award. The Administrator shall also have the authority to specify in an Agreement that a Participant’s rights, payments, and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination from Service/Separation from Service for cause; violation of the Company or Affiliate policies; or Detrimental Conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate.
In addition to action taken by meeting in accordance with applicable laws, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. No member of the Board or Committee, as applicable, shall be liable for any action or determination made in good faith with respect to the Plan, an Award, or an Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in The Company’s articles of incorporation or bylaws or pursuant to applicable law. All expenses of administering the Plan shall be borne by the Company.
10.3.   Delegation of Authority.    Notwithstanding the other provisions of this Plan to the contrary, to the extent permitted by applicable law, the Administrator may delegate, within limits it may establish from time to time, to (i) a subcommittee of the Committee, or (ii) one or more senior executive officers of the Company, or (iii) Employees who are not subject to Section 16 of the Exchange Act, the authority to grant Awards, and to make any or all of the determinations reserved for the Administrator in the Plan with respect to such Awards (subject to any restrictions imposed by applicable laws, rules, and regulations and such terms and conditions as may be established by the Administrator in accordance with the Plan); provided, however, that, to the extent required by Section 16 of the Exchange Act the Participant, at the time of such grant or other determination, is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act. To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 10.3 to a subcommittee of the Committee, or to one or more senior executive officers of the Company, or to Employees who are not subject to Section 16(b) of the Exchange Act, references to the Administrator shall include references to such subcommittee or such senior executive officer or officers, or such Employees, subject, however, to the requirements of the Plan, Rule 16b-3 and other applicable laws, rules, and regulations. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
Article 11    Miscellaneous
11.1.   Stockholder Rights.    Except as otherwise determined by the Administrator (and subject to the provisions of the Plan, a Participant (and the Participant’s legal representative, legatees, or distributees) shall not be deemed to be the holder of any shares of Common Stock subject to an Award and shall not have any rights of a stockholder unless and until such shares of Common Stock have been issued to her, him or them under the Plan. Shares of Common Stock acquired upon exercise of an Option or SAR shall be issued in the name of the Participant (or the Participant’s beneficiary) and distributed to the Participant (or his or her beneficiary) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the purchase price (except as may otherwise be determined by the Company in the event of payment of the Option Price pursuant to Section 4.7 herein); provided that such shares of Common Stock shall be issued within thirty (30) business days of notice of exercise (and if such thirty- (30-) day period begins in one (1) calendar year and ends in another, the Participant shall have no right to designate the calendar year of issuance). Except as otherwise provided in the Plan or in an Agreement in accordance with Section 409A, any shares of Common Stock issuable pursuant to a Performance Award, Phantom Stock Award or Restricted Award shall be issued in the name of the Participant (or the Participant’s beneficiary); provided that such shares of Common Stock shall be registered within the time required for payment pursuant to the Plan.
11.2.   Taxes.    The recipient of an Award or of any Award payment is responsible for the payment of all applicable taxes thereon. The Company and its Affiliates shall withhold all required local, state, federal and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award, and all payments or distributions pursuant to the Plan may be made net of any applicable taxes. Prior to the issuance and delivery of shares of Common Stock or any other benefit conferred under the Plan, the Company shall require any recipient of an Award to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, or other income tax obligations relating to such an Award, by electing (the “election”) to have the Company withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to the amount of such obligations being satisfied. The Administrator, in its discretion but subject to applicable law including, without limitation, Section 409A, may apply any amounts payable under the Plan as a setoff to satisfy any liabilities owed by the recipient to the Company and its Affiliates.
11.3.   Section 16(b) Compliance.    To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other Participants.
11.4.   Section 409A.    To the extent applicable, the Company intends that the Plan comply with Section 409A, and the Plan shall be construed in a manner to comply with Section 409A. Should any provision be found not in compliance with Section 409A, Participants shall be contractually obligated to execute any and all amendments to Awards deemed necessary and required by legal counsel for The Company to achieve compliance with Section 409A. By acceptance of an Award, Participants irrevocably waive any objections they may have to the amendments required by Section 409A. Participants also agree that in no event shall any payment required to be made pursuant to the Plan that is considered “nonqualified deferred compensation” within the meaning of Section 409A be accelerated in violation of Section 409A. In the event a Participant is a Specified Employee, and payments that are nonqualified deferred compensation cannot commence until the lapse of six (6) months after a Separation from Service, then any such payments that would be paid during such six- (6-) month period in a single lump sum shall be made on the date that is within the thirty- (30-) day period commencing with the first day of the seventh month after the month of the Participant’s Separation from Service (provided that if such thirty- (30-) day period begins in one (1) calendar year and ends in another calendar year, the Participant shall have no right to designate the calendar year of payment). Furthermore, the first six (6) months of any such payments of nonqualified deferred compensation that would be paid in installments shall be paid within the thirty- (30-) day period commencing with the first day of the seventh month following the month of the Participant’s Separation from Service (provided that if such thirty- (30-) day period begins in one (1) calendar year and ends in another calendar year, the Participant shall have no right to designate the calendar year of payment). All remaining installment payments shall be made or provided as they would ordinarily have been under the provisions of the Agreement. Notwithstanding any other provision of the Plan, the tax treatment of Awards under the Plan shall not be, and is not, warranted or guaranteed. Neither the Company, any Affiliate, the Board, the Committee, Administrator, nor any of their delegatees shall be held liable for any taxes, penalties, or other monetary amounts owed by a Participant, his beneficiary, or other person as a result of the grant, modification, or amendment of an Award or the adoption, modification, amendment, or administration of the Plan.
11.5.   No Right or Obligation of Continued Employment or Service.    Neither the Plan, the grant of an Award, nor any other action related to the Plan shall confer upon any Participant any right to continue in the service of the Company or an Affiliate as an Employee, Director, or Consultant or affect in any way with the right of the Company or an Affiliate to terminate a Participant’s service at any time.
11.6   No Fractional Shares.   Unless provided otherwise in the Agreement applicable to an Award, no fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award and any fractional share otherwise payable pursuant to an Award shall be forfeited.

11.7.   Unfunded Plan.   The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company or any Affiliate and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds, or property of the Company or any Affiliate, including, without limitation, any specific funds, assets, or other property which the Company or any Affiliate, in its discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock, cash, or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any amounts to any person.
11.8.   Applicable Law.    The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions of any state, and in accordance with applicable United States federal laws.
11.9.   Deferrals.    Except as otherwise provided in the Plan, the Administrator may permit or require, a Participant to defer receipt of the delivery of shares of Common Stock that would otherwise be due pursuant to the vesting of an Award. If any such deferral is required or permitted, the deferral shall be made under the terms of the Company’s stock-based deferral plan.
11.10.   Beneficiary Designation.    Except as otherwise impermissible under applicable law, a Participant shall have the right to designate a beneficiary or beneficiaries to whom any benefit, or settlement of Awards, under the Plan is to be paid in case of the Participant’s death before the Participant receives any or all of such benefit or settlement of Awards; and to amend or revoke such designation at any time in writing. Such designation, amendment or revocation shall be effective upon receipt by the Administrator. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation. If no beneficiary designation is made, or if the beneficiary designation is held invalid, or if no beneficiary survives the Participant and benefits are determined to be payable following the Participant’s death, the Administrator shall direct that payment of benefits be made to the Participant’s estate.
11.11.   Payments on Behalf of Incapacitated Individuals.    The Administrator, upon the receipt of satisfactory evidence of the physical, mental, or legal incapacity of any individual entitled to receive a payment under the Plan and satisfactory evidence that another person or institution is legally authorized to act on behalf of such incapacitated individual, may cause any payment otherwise payable to the individual to be made to such person or institution. Payment to such person or institution shall be in full satisfaction of all claims by or through such incapacitated individual to the extent of the amount thereof and shall completely discharge the Company, the Administrator and the Plan of all further obligations hereunder.
11.12.   Notices.    Each Participant and each beneficiary shall be responsible for furnishing the Administrator with his or her current address (including email address) for the mailing of notices, reports, and benefit payments; provided, however, that the Administrator may use the last address on file with it as a valid address. Any notice required or permitted to be given to any such Participant or beneficiary shall be deemed given if directed to such address and mailed by regular United States mail, first class, postage prepaid, or by overnight courier, or facsimile, or email. If any check mailed to such address is returned as undeliverable to the addressee, mailing of checks will be suspended until the Participant or beneficiary furnishes the proper address (and the Participant or beneficiary may incur additional taxes and penalties under Section 409A). This provision shall not be construed as requiring the mailing of any notice or notification otherwise permitted to be given by posting or by other publication.
11.13.   Electronic Documents.    To the extent permitted by applicable law, the Company and the Administrator or its designee may (i) deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the SEC) and all other documents that the Company or the Administrator or its designee is required to deliver to its security holders (including without limitation, annual reports and proxy statements), and (ii) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Agreements) and notices in a manner prescribed by the Administrator.

11.14.   Gender and Number.    Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.
11.15.   Severability.    If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
11.16.   Rules of Construction.    Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
11.17.   Successors and Assigns.    The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators, permitted transferees, and beneficiaries.
11.18.   Clawback, etc.    Awards, including any shares of Common Stock subject to or issued under an Award or the value received pursuant to an Award, as appropriate, notwithstanding any contrary provision of the Plan, shall be recovered, recouped, clawed back and/or forfeited pursuant to the Company’s clawback policy or other policy providing for the recoupment of Awards. By entering into Agreements or otherwise participating in the Plan, each Participant acknowledges and agrees to the provisions of this Section 11.18, and acknowledges and agrees that the provisions of this Section 11.18 may be applied, without liability to any Participant (or any Participant’s beneficiary) by the Administrator on a retroactive basis regardless of the Participant’s employment or service status with the Company or its Affiliates at the time of such recovery, recoupment, clawback or other action by the Administrator. Notwithstanding anything contained in the Plan to the contrary, the Administrator, in order to comply with applicable law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and listing standards issued by Nasdaq for the recovery of incentive-based executive compensation erroneously awarded) and any risk management requirements and/or policies adopted by the Company, retains the right at all times to decrease or terminate all Awards and payments under the Plan, and any and all amounts payable under the Plan or paid under the Plan shall be subject to recovery, clawback, forfeiture, and reduction to the extent determined by the Administrator as necessary to comply with applicable law.
11.19.   Legislative and/or Regulatory Restrictions.    Notwithstanding anything contained in the Plan to the contrary, in the event any legislation, regulation(s), or formal or informal guidance require(s) any compensation payable under the Plan (including, without limitation, any incentive-based compensation) to be deferred, reduced, eliminated, paid in a different form or subjected to vesting or other restrictions, such compensation shall be deferred, reduced, eliminated, paid in a different form or subjected to vesting or other restrictions as, and solely to the extent, required by such legislation, regulation(s), or formal or informal guidance.
Article 12    Definitions
In addition to other terms defined herein, the following terms shall have the meanings given below:
12.1.   Administrator shall mean the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee; provided, however, that with respect to Employees subject to Rule 16b-3, the term “Administrator” used in the Plan shall always mean the Committee; and provided further, however, that except with respect to Employees subject to Rule 16b-3 and Directors, the term “Administrator” shall also mean the delegate or delegates to whom authority has been delegated pursuant to Section 11.3.
12.2.   Affiliate means any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company, including among others Orange Bank & Trust Company. With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company and the Administrator shall be authorized to act on behalf of all other entities included within the definition of “Affiliate.”

12.3.   Agreement and Award Agreement mean any agreement, document, or other instrument (which may be in written or electronic or Internet form, in the Administrator’s discretion and which includes, as permitted under Section 409A, any amendment or supplement thereto and any related forms) between The Company and a Participant specifying the terms, conditions, and restrictions of an Award granted to the Participant in accordance with the Plan. An Agreement may also state such other terms, conditions, and restrictions, including but not limited to terms, conditions, and restrictions applicable to shares of Common Stock subject to an Award, as may be established by the Administrator in accordance with the Plan.
12.4.   Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or a Nonqualified Option), a Restricted Award (including a Restricted Stock Award or a Restricted Stock Unit Award), a Performance Award (including a Performance Share Award or a Performance Unit Award).
12.5.   Board means the Board of Directors of the Company.
12.6.   Change of Control means a change of control as defined in an applicable Agreement; provided, however, that if any Award or payment pursuant to an Award is “nonqualified deferred compensation” under Section 409A to which an exception to Section 409A does not apply, and the payment of such Award is triggered by a Change of Control, Change of Control means a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as described under Section 409A; and provided further, however, that to the extent not defined in an Agreement, Change of Control means and will be deemed to have occurred on the earliest of the following dates:
(a)
the date any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the Company and its Affiliates, is or becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act) of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company’s then outstanding voting securities (excluding the acquisition of securities of the Company by an entity at least eighty percent (80%) of the outstanding voting securities of which are, directly or indirectly, beneficially owned by the Company); or

(b)
the date when, as a result of a tender offer or exchange offer for the purchase of securities of the Company (other than such an offer by the Company for its own securities), or as a result of a proxy contest, merger, share exchange, consolidation or sale of assets, or as a result of any combination of the foregoing, individuals who, at the beginning of any two- (2-) year period during the duration of the Plan, constitute the Board, plus new directors whose election or nomination for election by the Company’s stockholders is approved by a vote of at least two-thirds (2/3) of the directors still in office who were directors at the beginning of such two- (2-) year period, cease for any reason during such two- (2-) year period to constitute at least two-thirds (2/3) of the members of such Board; or

(c)
the date a merger, share exchange or consolidation of the Company with any other corporation or entity is consummated regardless of which entity is the survivor, other than a merger, share exchange or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving or acquiring entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger, share exchange or consolidation; or

(d)
the date the stockholders of the Company approve a plan of complete liquidation or winding-up of the Company; or

(e)
the date a sale or disposition by the Company of all or substantially all of the Company’s assets is consummated.

12.7.   Code means the Internal Revenue Code of 1986, as amended.
12.8.   Committee means either (i) the Joint Compensation Committee of the Boards of Directors of the Company and Orange Bank & Trust Company appointed to administer the Plan, or (ii) a committee of the Board designated by the Board to administer the Plan and, a subcommittee designated by the Board composed of not less than two (2) Directors of the Board, each of whom is required to be a “nonemployee director” (within the meaning of Rule 16b-3) to the extent Rule 16b-3 is applicable to The Company and the Plan.
12.9.   Common Stock means the common stock of Orange County Bancorp, Inc., $0.50 par value per share.
12.10.   Company means Orange County Bancorp, Inc., or any successor thereto.
12.11.   Consultant means an individual or entity that provides bona fide services to the Company, a or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under the instruction of the Form S-8 Registration Statement under the Securities Act.
12.12   Detrimental Conduct means for the purposes of this Plan, activity that includes disparagement of the Company, its management and Board and/or the violation of restrictive covenants in an Award Agreement or other agreement maintained by the Company with a Participant.
12.13.   Director means a member of the Board or a member of the Board of Directors of an Affiliate.
12.14.   Disability means, with respect to any Incentive Option, a disability as determined under Code section 22(e)(3), and with respect to any other Award, unless provided otherwise in an Agreement (in which case such definition shall apply for purposes of the Plan with respect to that particular Award), (i) with respect to a Participant who is eligible to participate in a program of long-term disability insurance maintained by the Company or an Affiliate, the date on which the insurer or administrator under such program of long-term disability insurance determines that the Participant is eligible to commence benefits under such program, and (ii) with respect to any Participant (including a Participant who is eligible to participate in a program of long-term disability insurance maintained by the Company or an Affiliate), the Participant’s inability, due to physical or mental incapacity, to substantially perform the Participant’s duties and responsibilities for the Company or an Affiliate for one hundred eighty (180) days out of any three hundred sixty-five (365) day period or one hundred twenty (120) consecutive days.
12.15.   Effective Date means the date upon which the Plan is approved by the Company’s stockholders.
12.16.   Employee means any person who is an employee of the Company or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan); provided, however, that with respect to Incentive Options, “Employee” means any person who is considered an employee of The Company or any Affiliate for purposes of Treasury Regulation Section 1.421- 1(h) (or any successor provision related thereto).
12.17.   Exchange Act means the Securities Exchange Act of 1934, as amended.
12.18.   Fair Market Value of a share of Common Stock of the Company means, as of the date in question,
(a)
if the Common Stock is listed for trading on the NASDAQ, the closing sale price of a share of Common Stock on such date, as reported by the NASDAQ or such other source as the Committee deems reliable, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;

(b)
if the Common Stock is not listed for trading on the NASDAQ but is listed for trading on another national securities exchange, the closing sale price of a share of Common Stock on such date as reported on such exchange, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale;

(c)
if the Common Stock is not listed for trading on a national securities exchange but nevertheless is publicly traded and reported (through the OTC Bulletin Board or otherwise), the closing sale price of a share of Common Stock on such date, or if no such reported sale of the Common Stock shall have occurred on such date, on the last day prior to such date on which there was such a reported sale; or

(d)
if the Common Stock is not publicly traded and reported, the fair market value as established in good faith by the Committee or the Board.

For purposes of subsection (c) above, if the Common Stock is not traded on the NASDAQ but is traded on more than one other securities exchange on the given date, then the largest exchange on which the Common Stock is traded shall be referenced to determine Fair Market Value.
Notwithstanding the foregoing but subject to the next paragraph, if the Administrator determines in its discretion that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement or payout of any Award, it may specify such alternative definition in the Agreement applicable to the Award. Such alternative definition may include a price that is based on the opening, actual, high, low, or average selling prices of a share of Common Stock on the NASDAQ or other securities exchange on the given date, the trading date preceding the given date, the trading date next succeeding the given date, or an average of trading days.
Notwithstanding the foregoing, (i) in the case of an Option , Fair Market Value shall be determined in accordance with a definition of fair market value that permits the Award to be exempt from Code section 409A; and (ii) in the case of an Option that is intended to qualify as an ISO under Code section 422, Fair Market Value shall be determined by the Administrator in accordance with the requirements of Code section 422.
12.19.   Fiscal Year means the Company’s fiscal year which is the calendar year beginning each January 1, and ending the following December 31.
12.20.   Incentive Option means an Option that is designated by the Administrator as an Incentive Option and intended to meet the requirements of incentive stock options under Code Section 422 and related regulations.
12.21.   Nonqualified Option means an Option that is not an Incentive Option.
12.22.   Option means a stock option granted under Article 4.
12.23.   Option Period means the term of the Option as provided in Section 4.4.
12.24.   Option Price means the price per share at which an Option may be exercised as provided in Section 4.3.
12.25.   Participant means an Employee, Director or Consultant employed by, or providing services to, the Company or an Affiliate who satisfies the requirements of Article 2 and is selected by the Administrator to receive an Award under the Plan.
12.26.   Performance Award means a Performance Share and/or Performance Unit Award as provided in Article 7.
12.27.   Performance Period means the one (1) or more periods of time of at least twelve (12) consecutive months in duration, or a period of time shorter than twelve (12) consecutive months, as the Administrator may select, over which the attainment of one (1) or more performance goals will be measured for purposes of determining a Participant’s right to and the payment of a Performance Award, a Restricted Award, or any other Award for which the Administrator determines a measuring period is appropriate.
12.28.   Performance Share means an Award granted under Article 7.
12.29.   Performance Unit means an Award granted under Article 7.
12.30.   Plan means this Orange County Bancorp, Inc. 2023 Equity Incentive Plan, as it may be hereafter amended and/or restated.
12.31.   “Prior Plan” means the Orange County Bancorp, Inc. 2019 Stock Incentive Plan.
12.32.   Restricted Award means either a Restricted Stock Award or a Restricted Stock Unit Award.
12.33.   Restriction Period means the nature, length, and starting date of the period during which a Restricted Award may be earned by a Participant.

12.34.   Restricted Stock Award means shares of Common Stock subject to restrictions awarded to a Participant under Article 5.
12.35.   Restricted Stock Unit means a bookkeeping entry representing the equivalent of one share of Common Stock awarded pursuant to Article 5.
12.36.   Retirement means “normal retirement” as defined under the Orange Bank & Trust Company 401(k) Plan.
12.37.   Rule 16b-3 means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.
12.38.   SEC means the U.S. Securities and Exchange Commission or any successor thereto.
12.39.   Section 409A means Section 409A of the Code and the guidance issued thereunder by the United States Department of the Treasury and/or Internal Revenue Service.
12.40.   Securities Act means the Securities Act of 1933, as amended.
12.41.   Separation from Service means a “separation from service,” within the meaning of Section 409A, from the Company and its Affiliates. In accordance with Section 409A, bona fide leaves of absence up to six (6) months (or longer if the individual retains a right to reemployment under an applicable statute or by contract) for governmental or military service, illness, temporary disability or other reasons shall not be deemed Separations from Service.
12.42.   Specified Employee means a “specified employee” within the meaning of Section 409A and any “specified employee” identification policy of the Company.
12.43.   Ten Percent Stockholder means an individual who, at the time an Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate. For this purpose, an individual will be deemed to own stock which is attributable to the individual under Section 424(d) of the Code.

orange county BANCORP, inc.

VOTE

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Online
Go to **www.envisionreports.com/OBT** or scan the QR code — login details are located in the shaded bar below.

Phone
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2023 Annual Meeting Proxy Card

1. Election of Directors

Nominee	For	Withhold
01 - Michael J. Gilfeather	☐	☐
02 - Richard B. Rowley	☐	☐
03 - Marianna R. Kennedy	☐	☐
04 - Gustave J. Scacco	☐	☐

4 2 B V

03RPFF

4 2 B VFor Withhold For Withhold For Withhold01 - Michael J. Gilfeather04 - Gustave J. Scacco02 - Richard B. Rowley 03 - Marianna R. KennedyUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03RPFF+1. Election of Directors +Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2023 Annual Meeting Proxy CardA Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.2. Approval of the Orange County Bancorp, Inc. 2023 EquityIncentive PlanFor Against Abstain3. Ratification of appointment of Crowe LLP as the Company’sindependent registered public accounting firm for the fiscalyear ending December 31, 2023For Against AbstainYou may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/OBT orscan the QR code — login details arelocated in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaIf the shares you held at the record date were held through aCompany benefit plan, the deadline for voting electronically is11:59 p.m. Eastern Time on May 19, 2023. For all others, the deadlinefor voting electronically is 11:59 p.m. Eastern Time on May 23, 2023.Your vote matters – here’s how to vote!

Notice of 2023 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — May 23, 2023Except for those shares of Common Stock of the Company held in Orange County Bancorp, Inc. (the “Company”) 401(k) Plan, as amended (the “401(k)”), the undersigned hereby appoint JenniferStaub (the “Proxy”), with full power of substitution, to act as attorney and proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled tovote only at the Annual Meeting of Stockholders to be held on Tuesday, May 23, 2023 at 2:00 p.m. Eastern Time, at the main office of the Company located at 212 Dolson Avenue, Middletown, NewYork, and at any and all adjournments thereof, as set forth on the reverse side.If you hold shares of Orange County Bancorp, Inc. Common Stock through the 401(k), this proxy card covers all shares for which you have the right to give voting instructions to Pentegra TrustCompany, the trustee for the 401(k) (the “Trustee”). This proxy card, when properly executed and dated, will be voted by the Trustee as you direct. If you do not direct the Trustee how to vote theshares of the Company Common Stock credited to your 401(k) Account by 11:59 p.m., Eastern Time, on May 19, 2023, the Trustee will vote the shares held in the 401(k) Trust in the same proportionas the voting instructions it receives from other participants as of that date and time.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxy will have authority to vote FOR the election of the nominees to the Board of Directorsand FOR items 2 and 3.The undersigned herby acknowledges receipt of the notice of Annual Meeting of Stockholders, the Proxy Statement for the Annual Meeting dated April 14, 2023, and the Annual Report on Form 10-K.In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)Proxy — ORANGE COUNTY BANCORP, INC.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address — Please print new address below. Comments — Please print your comments below.C Non-Voting Items++